PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION


                              dated March 1, 2004

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated March 1, 2004, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2003, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Variable Contracts Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-2080

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Cost of Manager's Services..............................................

Brokerage Allocation and Other Practices................................


Calculation of Performance Data.........................................

Tax Status..............................................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................


Appendix B..............................................................

FUND HISTORY


The Principal Variable Contracts Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:
.. February 13, 1998 to add the International SmallCap; MidCap Growth, Real
  Estate; SmallCap; SmallCap Growth; SmallCap Value and Utilities Accounts;
.. February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts;
.. July 27, 2000 to add the International Emerging Markets, LargeCap Growth
  Equity and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account;
.. April 6, 2001 to change the name of the Aggressive Growth Account to the
  Equity Growth Account;
.. January 29, 2002 to add the LargeCap Blend and LargeCap Value Accounts; and .. February 4, 2003 to add the Limited Term Bond Account.

.. February 12, 2004 to change the name of the Real Estate Account to Real Estate
  Securities Account and the Utilities Account to the Equity Income Account.

Principal Management Corporation is the Manager of the Fund.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Manager or Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Manager or Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately.


FUND INVESTMENT LIMITATIONS

Asset Allocation Account, Balanced Account, Equity Growth Account, Growth Account, International Account and MidCap Account

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers that invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Account does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 5) Invest in companies for the purpose of exercising control or management.

 6) Invest more than 10% (25% for the Equity Growth Account) of its total assets in securities of foreign issuers. This restriction does not pertain to the International Account or the Asset Allocation Account.

 7) Invest in arbitrage transactions.

 8) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 9) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Equity Growth and MidCap Accounts have each adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Capital Value Account

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


 2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Account's total assets.

 3) Underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

 4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

 5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

 6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 9) Invest in companies for the purpose of exercising control or management.

 10) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

 11) Invest more than 20% of its total assets in securities of foreign issuers.

 12) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

In addition:


 13) The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 14) The Account does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, less liabilities other than such borrowings, or b) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 15) It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.


 2) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreement maturing in more than seven days.

 3) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

Equity Income Account, International SmallCap Account, MidCap Growth Account, Real Estate Securities Account, SmallCap Account, SmallCap Growth Account and SmallCap Value Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law. Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 5) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 6) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

  However, the Real Estate Securities Account may not invest less than 25% of its total assets in securities of companies in the real estate industry, and the Equity Income Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry except that each may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


 8) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (20% for each of the SmallCap and Utilities Accounts, 10% for each of the MidCap Growth and SmallCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International SmallCap Account.

 5) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships. This restriction does not apply to the Real Estate Securities Account.

 6) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


International Emerging Markets Account, LargeCap Blend Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, LargeCap Value Account and MidCap Value Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law.

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the Standard & Poor's 500 Index also is so concentrated.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (10% for the LargeCap Stock Index and MidCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International Emerging Markets Account.

 5) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 6) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Account, except International Emerging Markets, has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Bond Account and Limited Term Bond Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Bond Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Bond Account may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Account's total assets would be invested in such securities.

 5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than 20% of its total assets in securities of foreign issuers.

 8) Invest in arbitrage transactions.

 9) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

Each Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Government Securities Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of a) purchasing any securities on a standby, when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below.


 2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

 3) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

 4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 7) Invest in companies for the purpose of exercising control or management.

 8) Make loans, except that the Account may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing.

 10) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

 11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

 12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.


 2) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Money Market Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").


 2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 4) Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

 5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

 6) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the value of the Account's total assets.

 7) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

 10) Invest in companies for the purpose of exercising control or management.

 11) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of
  a) 5% of the value of the Account's assets, or b) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

 13) Invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

 14) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

Non-Fundamental Restrictions
----------------------------
The Account has adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to: invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


SECURITY SELECTION

Asset Allocation and Equity Growth
----------------------------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Asset Allocation and Equity
Growth, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

LargeCap Growth Equity
--------------------------
Putnam Investment Management, LLC ("Putnam") believes successful growth investing depends upon identifying growth prospects for companies ahead of consensus thinking, and determining whether the current stock price reflects that insight. Putnam's universe of growth stocks includes two types of companies
- Opportunity and Foundation - each with unique attributes and risk and return characteristics. An experienced team of dedicated growth investors focused on identifying, researching, and investing in the best Opportunity and Foundation stocks gives Putnam a competitive advantage that allows them to outperform the market over the long-term. To identify the most attractive Opportunity Stocks, the portfolio managers rely heavily on Putnam's proprietary fundamental research produced by the analysts that make up the Global Equity Research (GER) and Specialty Growth groups. In addition, portfolio managers have access to the output of proprietary quantitative models that rank every stock in their universe on characteristics shown to be predictive of future outperformance - namely valuations, quality and revisions. Applying Putnam's proprietary fundamental and quantitative research insights in a systematic manner to a broader universe of stocks, the investment management team identifies the most attractive Foundation stocks. Like Opportunity Stocks, these stocks will have strong earnings growth, but an increased focus is applied to earnings quality and valuation, such that the set of Foundation Stocks enhances the Fund's performance consistency. When the initial selections of both Opportunity and Foundation stocks are determined, the portfolio team meets to challenge each other's assumptions and to analyze the portfolio's overall characteristics. The portfolio of Opportunity and Foundation stocks reflect investment themes integrated by the seasoned judgment of the portfolio management team as a whole. The team employs quantitative analysis (examining sector and BARRA risk factor exposures) together with qualitative analysis (which draws on each portfolio manager's unique experience and insight). The resulting portfolio of 225-350 stocks represents a group of growth companies with strong prospects for stable growth at attractive prices.

LargeCap Stock Index
------------------------
Principal Global Investors, LLC ("Principal") allocates Account assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Account if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Account if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Account's assets. Account assets may be invested in futures and options.

MidCap Growth
-------------
The Dreyfus Corporation ("Dreyfus") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.



SmallCap Value
------------------
J.P. Morgan Investment Management Inc. ("Morgan") uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. Morgan seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model. Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Selections of equity securities for the other Accounts (except the MidCap Value Account) are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.

.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.

.. Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

MidCap Value
----------------
Neuberger Berman Management Inc. ("Neuberger Berman"), Sub-Advisor for the MidCap Value Account primarily uses a bottom-up approach although a limited top-down analysis will be used as well.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Government Securities and Money Market Accounts) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets:
.. 100% - Asset Allocation, International, International Emerging Markets and
  International SmallCap
.. 25% - Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value,
  Real Estate Securities and SmallCap Growth
.. 20% - Bond, Capital Value, Equity Income, Limited Term Bond and SmallCap
.. 10% - Balanced, Growth, LargeCap Stock Index, MidCap, MidCap Growth, MidCap
  Value and SmallCap Value

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account's assets is not invested and are earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.

.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
------------------

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------

The Accounts may each engage in the practices described under this heading.

.. Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Account's custodian. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Account's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase.

  . Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.


    The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes. Through the purchase and sale of futures contracts and related options, an Account seeks primarily to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market.

  . Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

    In using futures contracts, the Account seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keep the Account's net asset value from declining as much as it otherwise would. An Account also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the ability of the Manager or Sub-Advisor to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Account may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Account's exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.


    When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Accounts (except the Government Securities and Money Market) may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. The Accounts (other than Asset Allocation and Equity Growth) will enter into forward foreign currency exchange contracts only for the purpose of "hedging", that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by an Account are denominated or exposed. They do not enter into such forward contracts for non-hedging purposes. The Asset Allocation and Equity Growth Accounts each may engage in speculative forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------

The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager or Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Manager or Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Account sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


An Account's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Account's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


An Account also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Account's repurchase of the underlying security. An Account's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements.
-----------------------------------------------

Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements ("swap options").

An Account may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account's investment objectives and general investment polices, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.


An Account may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if an Account had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account
  (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a "net basis." Consequently, an Account's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). An Account's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Account's investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account's total assets.


Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account's Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Accounts' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


High-Yield/High-Risk Bonds
--------------------------

The Asset Allocation, Balanced, Bond, and MidCap Value Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced and Bond Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Manager or Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Manager or Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond and Government Securities Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------

The Accounts may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------

All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities
-------------------------------------------

Each of the Accounts may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Account only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, an Account may sell the securities before the settlement date, if such action is deemed advisable. At the time an Account commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Account also segregates Account assets, which must be liquid and marked to the market daily, equal in value to the Account's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Account's custodian, by notation on the books of the Account's custodian that the assets in question are "segregated", or by designation of the Account's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on an Account's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Account may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of an Account's total assets that may be committed to transactions in such agreements.

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------

The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Account may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Manager or Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Manager or Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor further evaluates these securities.


INDUSTRY CONCENTRATIONS
Each of the Accounts, except the Equity Income and Real Estate Securities Accounts, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated. For purposes of applying the LargeCap Growth Equity and SmallCap Growth Accounts' industry concentration restrictions, the Accounts use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co., Incorporated. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, tenure in office, address and date of birth of the officers and Board members are shown below. Each person also has the same position (including committee memberships, if any) with the Principal Investors Fund, Inc. and the Principal Mutual Funds that are also sponsored by Principal Life. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                                                         OVERSEEN        HELD
                        POSITION(S) HELD WITH    LENGTH OF            PRINCIPAL OCCUPATION(S)               BY            BY
NAME, ADDRESS AND AGE   FUND                    TIME SERVED             DURING PAST 5 YEARS              DIRECTOR      DIRECTOR
---------------------   ---------------------   -----------           -----------------------           ----------   -------------
James D. Davis          Director                Since 1997    Attorney. Vice President, Deere and           92           None
4940 Center Court       Member Audit and                      Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Pamela A. Ferguson      Director                Since 1997    Professor of Mathematics, Grinnell                         None
4112 River Oaks Drive   Member Audit and                      College since 1998. Prior thereto,
Des Moines, Iowa        Nominating Committee                  President, Grinnell College.
05/05/43


Richard W. Gilbert      Director                Since 1997    President, Gilbert Communications, Inc.                    None
5040 Arbor Lane, #302   Member Audit and                      since 1993. Prior thereto, President and
Northfield, Illinois    Nominating Committee                  Publisher, Pioneer Press.
05/08/40


William C. Kimball      Director                Since 1999    Chairman and CEO, Medicap Pharmacies,                      None
Regency West 8          Member Audit and                      Inc. Retired.
4350 Westown Parkway,   Nominating Committee
Suite 400
West Des Moines, Iowa
11/28/1947


Barbara A. Lukavsky     Director                Since 1997    President and CEO, Barbican Enterprises,
13731 Bay Hill Court    Member Audit and                      Inc. since 1997. President and CEO, Lu                     None
Clive, Iowa             Nominating Committee                  San ELITE USA, L.C. 1985-1998.
09/10/40                Member Executive
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of current or former affiliation with the Manager or
-------------------------------------------------------------------------
Principal Life.
---------------

John E. Aschenbrenner  Director                Since 1998   Director, Principal      92
08/16/49                                                    Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor") since
                                                            1998. President,
                                                            Insurance and                       None
                                                            Financial Services
                                                            since 2003. Executive
                                                            Vice President,
                                                            Principal Life
                                                            Insurance Company
                                                            2000-2003; Prior
                                                            thereto, Senior Vice
                                                            President, 1996-2000.

Ralph C. Eucher        Director and President  Since 1999   Director and             92
06/14/52               Member Executive                     President, Princor
                       Committee                            and Principal
                                                            Management
                                                            Corporation since
                                                            1999. Senior Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company since 2002.                 None
                                                            Vice President,
                                                            1999-2002. Prior
                                                            thereto, Second Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company.

Larry D. Zimpleman     Director                Since 2001   Chairman and             92
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     Principal Management
                       Committee                            Corporation since
                                                            2001. President,
                                                            Retirement and
                                                            Investor Services
                                                            since 2003. Executive
                                                            Vice President,                     None
                                                            Principal Life
                                                            2001-2003. Senior
                                                            Vice
                                                            President,1999-2001.
                                                            Prior thereto, Vice
                                                            President,1998-1999.




The Audit and Nominating Committee considers management's recommendation of independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board. During the year ended December 31, 2003, the committee met twice.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the year ended December 31, 2003, the committee met once.

Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1997   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.

Michael J. Beer      Executive Vice          Since 1997   Executive Vice
01/09/61             President                            President and Chief
                     Principal Accounting                 Operating Officer,
                     Officer                              Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader
                                                          Principal Financial
                                                          Group.

Arthur S. Filean     Senior Vice President   Since 1997   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.

Ernest H. Gillum     Vice President          Since 1997   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.

Jane E. Karli        Assistant Treasurer     Since 1997   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal Life
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997.

Layne A. Rasmussen   Controller              Since 1997   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1997   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Principal Global
                                                          Investors, LLC, Princor
                                                          and Principal
                                                          Management Corporation.

Jean B. Schustek     Assistant Vice          Since 1997   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2003, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.


                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced                            B            C            B            A             A
Bond                                C            C            D            B             E
Capital Value                       B            C            C            A             A
Cash Management                     E            C            B            A             D
Equity Income                       D            C            B            A             A
Government Securities Income        B            C            B            B             A
Growth                              D            C            D            A             A
International                       B            C            C            B             E
International Emerging Markets      C            C            A            B             A
International SmallCap              C            C            A            B             A
LargeCap Stock Index                A            C            A            B             A
Limited Term Bond                   A            C            A            A             E
MidCap                              E            C            D            B             A
Partners Blue Chip                  D            C            B            A             A
Partners Equity Growth              A            C            A            B             A
Partners LargeCap Blend             A            C            A            B             A
Partners LargeCap Value             A            C            A            B             A
Partners MidCap Growth              A            C            A            A             A
Partners SmallCap Growth            A            C            A            A             A
Real Estate Securities              A            C            A            B             A
SmallCap                            A            C            A            B             A
Tax-Exempt Bond                     B            C            A            A             A
  TOTAL FUND COMPLEX                E            E            E            C             E


                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.                RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER              EUCHER               ZIMPLEMAN
 ---------------------      -------------              ------               ---------
Balanced                          B                      A                      A
Bond                              B                      A                      A
Capital Value                     C                      A                      A
Cash Management                   B                      A                      A
Equity Income                     B                      C                      A
Government Securities
Income                            A                      C                      A
Growth                            C                      C                      A
International                     C                      A                      A
International Emerging
Markets                           A                      A                      A
International SmallCap            C                      A                      A
LargeCap Stock Index              A                      A                      A
Limited Term Bond                 C                      A                      A
MidCap                            C                      C                      A
Partners Blue Chip                C                      A                      A
Partners Equity Growth            C                      C                      A
Partners LargeCap
Blend                             A                      D                      A
Partners LargeCap
Value                             A                      D                      A
Partners MidCap Growth            B                      A                      A
Partners SmallCap
Growth                            A                      A                      A
Real Estate Securities            B                      A                      A
SmallCap                          A                      A                      A
Tax-Exempt Bond                   A                      C                      A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage
Securities                        B                      B                      C
Government Securities             D                      A                      A
International I                   D                      A                      C
International Emerging
Markets                           B                      A                      A
LargeCap Growth                   C                      A                      A
LargeCap S&P 500 Index            B                      C                      A
MidCap Blend                      B                      B                      C
Money Market                      B                      A                      A
Partners LargeCap
Blend I                           B                      A                      A
Partners LargeCap
Growth I                          C                      A                      A
Partners LargeCap
Value                             B                      C                      C
Partners MidCap Growth            C                      A                      A
Principal LifeTime
Strategic Income                  B                      A                      A
Real Estate Securities            C                      A                      A
SmallCap S&P 600 Index            B                      A                      A
  TOTAL FUND COMPLEX              E                      E                      E
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 92 portfolios as of March 1, 2004) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Account for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending December 31, 2003, each director who is not an "interested person" received $71,500, except Barbara Lukavsky who received $70,500, from the fund complex.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS

The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.

Accounts: LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2003, Alliance managed $474.6 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Accounts: MidCap Growth
Sub-Advisor: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, Dreyfus managed 201 portfolios with approximately $167 billion in investment company assets.

Accounts: LargeCap Blend - Federated through March 8, 2004

Accounts:

Sub-Advisor: Federated Equity Management Company of Pennsylvania ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2003, Federated managed $198 billion in assets.

Accounts: LargeCap Blend - T. Rowe Price Associates, Inc. effective March 9,
         2004
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T.Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $190.0 billion in assets under management as of December 31, 2003. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Accounts: SmallCap Value

Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2003, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $559 billion.

Accounts: Asset Allocation and Equity Growth
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $421 billion in asset under management with approximately $174 billion in institutional assets.

Accounts: MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. is an affiliate of Neuberger
         Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $70.5 billion in total assets (as of December 31, 2003) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Accounts: Balanced, Capital Value,  Equity Income, Government Securities,
         Growth, International, International
         Emerging Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond, MidCap and
         SmallCap
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2003, Principal, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Accounts: LargeCap Growth Equity

Sub-Advisor: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2003, Putnam managed $240 billion in assets firm wide.


Accounts: SmallCap Growth
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the ("Group") of UBS AG. As of December 31, 2003, UBS Global AM managed approximately $58.8 billion in assets and the Group managed approximately $462.9 billion in assets.


Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                    OFFICE HELD WITH THE FUND                        OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                    -------------------------                        --------------------------------------
 John E. Aschenbrenner   Director                                         Director (Manager)
 Craig L. Bassett        Treasurer                                        Treasurer (Manager)
 Michael J. Beer         Executive Vice President and Principal           Executive Vice President and Chief Operating Officer
                         Accounting Officer                                (Manager)
 Jill R. Brown           Vice President and Chief Financial Officer       Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher         Director and President                           Director and President (Manager)
 Arthur S. Filean        Senior Vice President and Secretary              Senior Vice President (Manager)
 Ernest H. Gillum        Vice President and Assistant Secretary           Vice President (Manager)
 Layne A. Rasmussen      Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton     Counsel                                          Counsel (Manager; Principal)
                         Assistant Vice President and Assistant
 Jean B. Schustek        Secretary                                        Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman      Director and Chairman of the Board               Director and Chairman of the Board (Manager)



CODES OF ETHICS

The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.


PROXY VOTING POLICIES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


COST OF MANAGER'S SERVICES


For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 Capital Value and
 Growth                     0.60%         0.55%         0.50%         0.45%         0.40%
 LargeCap Blend and
 LargeCap Value             0.75          0.70          0.65          0.60          0.55
 International              0.85          0.80          0.75          0.70          0.65
 International
 Emerging Markets           1.25          1.20          1.15          1.10          1.05
 MidCap Value               1.05          1.00          0.95          0.90          0.85


                         OVERALL
                           FEE
                          ----
 LargeCap Growth
 Equity                   1.00%
 LargeCap Stock Index     0.35

                            FIRST          NEXT          NEXT          NEXT           OVER
                         $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   $400 MILLION
                        -------------  ------------  ------------  ------------   ------------
 Asset Allocation and
 Equity Growth              0.80%         0.75%         0.70%         0.65%          0.60%
 Balanced and Equity
 Income                     0.60          0.55          0.50          0.45           0.40
 International
 SmallCap                   1.20          1.15          1.10          1.05           1.00
 SmallCap Growth            1.00          0.95          0.90          0.85           0.80
 MidCap                     0.65          0.60          0.55          0.50           0.45
 MidCap Growth and
 Real Estate
 Securities                 0.90          0.85          0.80          0.75           0.70
 SmallCap                   0.85          0.80          0.75          0.70           0.65
 SmallCap Value             1.10          1.05          1.00          0.95           0.90
 All Other                  0.50          0.45          0.40          0.35           0.30


There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

                                                 MANAGEMENT FEE
                                  NET ASSETS   FOR PERIODS ENDED
                                    AS OF      ---DECEMBER 31,--
                                   DECEMBE        ----2003----
                                  R 31, 2003          ----
 ACCOUNT                          ----------
 -------
 Asset Allocation                $98,005,896         0.80%
 Balanced                        124,734,804         0.59
 Bond                            263,434,669         0.46
 Capital Value                   248,252,616         0.60
 Equity Growth                   272,830,823         0.76
 Equity Income                   30,255,143          0.60
 Government Securities           368,563,674         0.43
 Growth                          141,107,205         0.60
 International                   167,725,999         0.85
 International Emerging Markets  23,971,665          1.25
 International SmallCap          66,241,909          1.20
 LargeCap Blend                  54,631,845          0.75
 LargeCap Growth Equity          24,676,880          1.00
 LargeCap Stock Index            118,637,926         0.35
 LargeCap Value                  47,220,625          0.75
 Limited Term Bond               20,552,229
 MidCap                          334,203,986         0.60
 MidCap Growth                   54,287,754
 MidCap Value                    52,053,984          1.05
 Money Market                    151,544,989         0.48
 Real Estate Securities          93,017,853          0.90
 SmallCap                        65,285,232          0.85
 SmallCap Growth                 55,627,807          1.00
 SmallCap Value                  82,135,413          1.10

Except for certain Fund expenses set out below, the Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders and redemptions. However, some of all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by the Manager to Principal Life or affiliate thereof.


Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.


Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 MidCap Value               0.50%         0.475%        0.45%         0.425%        0.40%




                           FIRST          NEXT          NEXT          OVER
 ACCOUNT                 $40 MILLION  $160 MILLION  $100 MILLION  $300 MILLION
 -------                ------------  ------------  ------------  ------------
 Asset Allocation          0.45%         0.30%         0.25%         0.20%
 Equity Growth             0.45          0.30          0.25          0.20




                           FIRST          NEXT          NEXT          OVER
 ACCOUNT                 $75 MILLION  $200 MILLION  $250 MILLION  $525 MILLION
 -------                ------------  ------------  ------------  ------------
 LargeCap Blend
 through 03/08/2004        0.35%         0.25%         0.20%         0.15%






                           FIRST          NEXT          NEXT          NEXT          OVER
 ACCOUNT                 $50 MILLION  $200 MILLION  $350 MILLION  $400 MILLION   $1 BILLION
 -------                ------------  ------------  ------------  ------------   ----------
 LargeCap Blend
 03/09/2004 and beyond     0.40%         0.35%         0.30%         0.275%      0.275% on
                                                                                 all assets




                            FIRST          NEXT          OVER
 ACCOUNT                 $100 MILLION  $200 MILLION  $300 MILLION
 -------                -------------  ------------  ------------
 SmallCap Growth            0.50%         0.45%         0.40%




                           FIRST          NEXT          OVER
 ACCOUNT                 $50 MILLION  $250 MILLION  $300 MILLION
 -------                ------------  ------------  ------------
 SmallCap Value            0.60%         0.55%         0.50%






                           FIRST         OVER
 ACCOUNT                 $50 MILLION  $50 MILLION
 -------                ------------  -----------
 MidCap Growth             0.40%         0.35%




 ACCOUNT                           OVERALL FEE
 -------                           -----------
 Balanced
 (equity securities
 portion)                            0.086%
 Balanced
 (fixed-income
 portion)                             0.10
 Capital Value                        0.10
 Equity Income                        0.70
 Government Securities                0.10
 Growth                               0.07
 International                        0.11
 International
 Emerging Markets                     0.50
 International
 SmallCap                             0.50
 LargeCap Growth
 Equity                               0.50
 Limited Term Bond                    0.10
 MidCap                               0.10
 LargeCap Stock Index                0.015
 SmallCap                             0.25

                                                 NET ASSET VALUE OF ACCOUNT
                 -------------------------------------------------------------------------------------------
                    FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 ACCOUNT          $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 -------         ------------  -----------  -----------  -----------  -----------  -----------   ------------
 LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%







Fees paid for investment management services during the periods indicated were as follows:

           MANAGEMENT FEES FOR PERIODS ENDED DECEMBER 31,
 ACCOUNT                            2003        2002        2001
 -------                            ----        ----        ----
 Asset Allocation                $  684,764  $  742,230  $  769,651
 Balanced                           670,500     746,208     864,481
 Bond                             1,164,438     929,868     671,822
 Capital Value                    1,307,704   1,396,713   1,532,333
 Equity Growth                    1,798,319   2,039,756   2,493,622
 Equity Income                      159,295     167,214     256,850
 Government Securities            1,633,416   1,166,975     749,046
 Growth                             773,354     971,214   1,346,524
 International                    1,113,831   1,116,629   1,308,061
 International Emerging Markets     185,777     120,464      70,968*
 International SmallCap             566,727     511,381     537,250
 LargeCap Blend                     225,306      35,303
 LargeCap Growth Equity              77,701      56,562      42,440*
 LargeCap Stock Index               306,803     259,068     223,887*
 LargeCap Value                     196,493      36,992
 Limited Term Bond                   38,467
 MidCap                           1,654,689   1,616,053   1,625,044
 MidCap Growth                      275,040     218,745     228,686
 MidCap Value                       369,527     196,057      91,178
 Money Market                       858,412     883,421     711,218
 Real Estate Securities             588,499     313,424     184,424
 SmallCap                           347,933     288,410     278,725
 SmallCap Growth                    414,201     418,449     572,638
 SmallCap Value                     637,097     446,550     258,967
 * before waiver







Fees paid for Sub-Advisory services during the periods indicated were as follows:

                         SUB-ADVISOR FEES FOR PERIODS ENDED DECEMBER 31,
                         -----------------
 ACCOUNT                     2003             2002             2001
 -------                     ----             ----             ----
 Asset Allocation          $316,910         $338,364         $347,126
 Balanced                   102,307          117,141          113,086
 Capital Value              215,037          236,571          179,607
 Equity Growth              749,065          831,921          979,841
 Equity Income               18,310           19,909           30,423
 Government Securities      377,766          244,986           91,332
 Growth                      89,509          116,607          158,469
 International              140,055          146,890          170,797
 International
 Emerging Markets            69,527           46,999           35,287
 International
 SmallCap                   225,589          215,541          273,587
 LargeCap Blend             108,749           16,524
 LargeCap Growth
 Equity                      34,989           27,779           21,117
 LargeCap Stock Index        12,633           11,130           17,335
 LargeCap Value             136,201           29,415
 Limited Term Bond                0
 MidCap                     267,108          269,737          254,382
 MidCap Growth              122,357           97,151          101,104
 MidCap Value               176,123           93,492           43,260
 SmallCap                    98,871           86,311           77,298
 SmallCap Growth            234,954          216,791          284,304
 SmallCap Value             342,873          243,766          140,900

For the periods ended December 31, the Manager waived a portion of its fee from the following:

 ACCOUNT                             2003          2002           2001
 -------                             ----          ----           ----
 International Emerging Markets    $12,743       $59,127        $55,689
 LargeCap Blend                                    1,966
 LargeCap Growth Equity                                             404
 LargeCap Stock Index                                             3,662


The Manager intends to continue the waivers and, if necessary, pay expenses normally payable by the Accounts through April 30, 2004 in an amount that will maintain total operating expenses as follows:

 ACCOUNT
 -------
 International Emerging
 Markets                    2.00%
 LargeCap Blend             1.00
 LargeCap Stock Index       0.40
 LargeCap Value             1.00


The expense limits in place through the period ended April 30, 2003 maintained operating expenses (expressed as a percentage of average net assets attributable to an Account on an annualized basis) which did not exceed the following percentages:

 ACCOUNT
 -------
 International Emerging
 Markets                    1.75%
 LargeCap Blend             1.00
 LargeCap Stock Index       0.40
 LargeCap Value             1.00


The Management Agreement and the Investment Service Agreement, under which Principal Life (or its subsidiaries), has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities for the Accounts, were last approved by the Fund's Board of Directors on September 8, 2003. The Management Agreement was last approved by shareholders on November 2, 1999. The Sub-Advisory Agreement for the Limited Term Bond Account was approved by the Fund's Board of Directors on March 10, 2003. The Sub-Advisory Agreements for the other Accounts were approved by the Fund's Board of Directors on September 8, 2003.


The agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of an Account of the Fund. In either event, continuation shall be approved by vote of a majority of the independent Directors.


The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Account to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Account's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Account's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Fund by the Manager without charge, corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with the SEC, and the preparation and printing of prospectuses), also provided without charge to the Fund by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Account; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Accounts in return for brokerage allocation. Based upon their review, the Directors determined that each Account was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Account.


The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding securities of the applicable Account and by the Manager, the respective Sub-Advisor, or Principal Life, as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will automatically terminate in the event of their assignment.


Custodian
---------
The custodian for the International, International Emerging Markets and International SmallCap Accounts is J.P.Morgan Chase Bank., 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodian for the other Accounts is Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286. The custodians perform no managerial or policymaking functions for the Fund or the Accounts.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of the Account's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Manager or Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Manager or Sub-Advisor. The Manager or Sub-Advisor allocated portfolio transactions for the Accounts indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   ACCOUNT                          COMMISSIONS PAID
   -------                          ----------------
   Asset Allocation                       4,269
   Balanced                              73,584
   Capital Value                        404,297
   Equity Growth                          2,283
   Growth                                63,931
   International                         94,815
   International Emerging Markets        12,569
   International SmallCap                16,518
   LargeCap Blend                        11,991
   LargeCap Growth Equity                 3,755
   LargeCap Value                            54
   MidCap                               106,291
   MidCap Growth                            875
   MidCap Value                             694
   Real Estate Securities                19,449
   SmallCap                              48,040
   SmallCap Growth                        6,937



Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Manager or Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the fund and any other affiliated mutual fund or between the fund and affiliated persons of the fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Account. It provides a way to gain control over the commission expenses incurred by an Account's Manager and/or Sub-Advisor, which can be significant over tie and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accountsparticipate in a program through a relationship with Frank Russell Securities, Inc.om time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Account went to broker-dealers that provided research, statistical or other factual information.


                                     TOTAL BROKERAGE COMMISSIONS PAID
                                       FOR PERIODS ENDED DECEMBER 31
                                       -----------------------------
 ACCOUNT                            2003          2002             2001
 -------                            ----          ----             ----
 Asset Allocation                   137,183    $  126,621        $ 67,015
 Balanced                           303,483       271,415         161,473
 Capital Value                    1,004,105     1,127,656         594,729
 Equity Growth                      901,138     1,118,481         561,704
 Equity Income                       16,250        63,049          85,357
 Growth                             148,663       178,189         162,561
 International                      702,806       509,661         577,040
 International Emerging Markets     139,853       117,597          55,126
 International SmallCap             311,164       167,477         313,988
 LargeCap Blend                      61,404       15,394/(//1//)/
 LargeCap Growth Equity              25,798        21,960            6,052
 LargeCap Stock Index                17,972        21,117           17,935
 LargeCap Value                      62,968       24,658/(//1//)/
 MidCap                             405,297       563,439          433,078
 MidCap Growth                       69,231        31,721           19,563
 MidCap Value                        87,313        61,374           48,210
 Real Estate Securities             141,989       106,929           77,976
 SmallCap                           331,111       326,624          112,509
 SmallCap Growth                     68,630       504,866          101,435
 SmallCap Value                     131,174       128,916           95,099

 /(//1//) /Period from May 1, 2002 (date operations commenced) through December
  31, 2002.


.. Certain broker-dealers are considered to be affiliates of the Fund.
  Archipelago, LLC and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management is a sub-advisor for the Principal Partners Blue Chip Fund, Inc. and two funds of the Principal Investors Fund, Inc.

.. Chase Securities, J.P. Morgan/Chase, Fleming Martin Ltd., and Robert Fleming
  Inc. are affiliates of J.P.Morgan Securities J.P.Morgan Investment Management Inc. is a sub-advisor for the SmallCap Value Account and a fund of Principal Investors Fund, Inc.

.. Neuberger Berman Management Inc. and Lehman Brothers are affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. is a sub-advisor for the MidCap Value Account and a fund of the Principal Investors Fund, Inc.

.. Morgan Stanley DW, Inc. is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to the Asset Allocation Account, the Equity Growth Account, a fund in the Principal Investors Fund, Inc. and the Principal Partners Equity Growth Fund, Inc.

.. Advest, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance
  Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises the LargeCap Value Account, a fund in the Principal Investors Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management LP sub-advises a fund in the Principal Investors Fund, Inc.

.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several of the Principal Mutual
  Funds.


.. UBS Financial  Services Inc. and UBS Securities  Inc. are affliates of UBS
  Global AM which serves as sub-advisor to the SmallCap Growth Account of Principal Variable Contracts Fund, one fund in the Principal Investors Fund and the Partners SmallCap Growth Fund.


Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:

                                     COMMISSIONS PAID TO ARCHIPELAGO LLC
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 SmallCap Growth
 2002                       4,762             0.94                     1.88
 SmallCap Value
 2003                         124             0.09                     0.17

                                     COMMISSIONS PAID TO CHASE SECURITIES
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                         15              0.01                     0.02
 Equity Growth
 2002                        215              0.02                     0.03






                                   COMMISSIONS PAID TO FLEMING MARTIN, INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 MidCap Value
 2003                        240              0.27                     0.08
 2002                        798              1.30                     1.22






                                       COMMISSIONS PAID TO ADVEST, INC.
                                       --------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                         25              0.02                     0.01
 Equity Growth
 2003                        505              0.06                     0.05



                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2002                        426              0.04                     0.06
 LargeCap Blend
 2002                          6              0.04                     0.02




                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       5,626             4.10                      4.98
 2002                       9,421             7.44                     14.84
 2001                       4,413             6.58                      5.88
 2000                       4,056             8.09                      8.34
 Balanced
 2003                      11,377             3.75                      2.73
 2002                      13,471             4.96                      4.25
 2000                       8,058             5.40                      3.05
 Capital Value
 2003                      42,501             4.23                      2.68
 2002                      77,273             6.85                      6.25
 2001                      10,070             1.69                      1.47
 2000                      68,717             6.97                      7.28
 Equity Growth
 2003                      41,345             4.59                      4.23
 2002                      94,111             8.41                      7.54
 2001                      39,992             7.12                      7.31
 2000                      62,592            14.55                     12.86
 Equity Income
 2002                       2,940             4.66                      2.32
 2001                       2,710             3.17                      2.53
 2000                       7,679             9.45                      6.97
 Growth
 2003                       7,310             4.92                      4.77
 2002                       3,935             2.21                      2.60
 2001                         420             0.26                      0.23
 2000                      17,004             5.17                      6.55
 International
 2003                      37,111             5.28                      4.89
 2002                      37,725             7.40                      7.14
 2001                      43,192             7.49                      7.32
 2000                      69,826             7.12                      6.99
 International
 Emerging Markets
 2003                         364             0.26                      0.27
 2002                       1,461             1.24                      1.95
 2001                       2,247             4.08                      4.11
 2000                         255             2.36                      2.16
 International
 SmallCap
 2003                      12,270             3.94                      3.69
 2002                       5,054             3.02                      3.10
 2001                       2,633             0.84                      0.91
 2000                      13,042             1.54                      1.83
 LargeCap Blend
 2003                       1,889             3.08                      1.61
 2002                         537             3.49                      1.38
 LargeCap Growth
 Equity
 2003                         532             2.06                      1.42
 2002                         569             2.59                      2.17
 2001                         323             5.33                      4.18
 LargeCap Stock Index
 2001                          23             0.12                      0.04
 LargeCap Value
 2003                       1,789             2.84                      3.08
 2002                          44             0.18                      0.03
 MidCap
 2003                      13,810             3.41                      3.42
 2002                      55,229             9.80                      7.41
 2001                      13,793             3.18                      3.27
 2000                      51,068            10.53                      7.06
 MidCap Growth
 2003                       4,884             7.05                     12.47
 2002                         130             0.41                      0.15
 2000                       1,305             2.63                      1.81
 MidCap Value
 2003                         227             0.25                      0.32
 2002                       1,044             1.70                      1.54
 2001                         445             0.92                      0.84
 2000                         875             2.19                      2.08
 Real Estate
 Securities
 2003                       2,904             2.04                      1.61
 2002                       1,884             1.76                      1.81
 2001                       1,958             2.51                      1.08
 SmallCap
 2003                      19,199             5.80                      5.51
 2002                      11,733             3.59                      2.76
 2001                       2,696             2.40                      2.93
 2000                       5,579             3.43                      4.16
 SmallCap Growth
 2003                         250             0.36                      0.31
 2002                      18,655             3.69                      3.51
 2001                       1,567             1.55                      1.40
 SmallCap Value
 2003                       6,607             5.04                      5.71
 2002                       4,085             3.17                      2.45
 2001                       3,142             3.30                      4.02
 2000                         296             0.89                      0.66


                                 COMMISSIONS PAID TO J. P. MORGAN SECURITIES
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       2,405             1.75                      1.26
 2002                       2,806             2.22                      1.74
 2001                       2,025             3.02                      2.63
 2000                       1,787             3.57                      3.43
 Balanced
 2003                       3,971             1.31                      0.85
 2002                      10,022             3.69                      3.11
 2000                       2,762             1.85                      2.22
 Capital Value
 2003                       6,904             0.69                      0.70
 2002                      56,035             4.97                      3.86
 2001                       9,891             1.66                      1.79
 2000                      59,147             6.00                      6.78
 Equity Growth
 2003                      28,396             3.15                      3.40
 2002                      34,433             3.08                      2.80
 2001                      25,450             4.53                      3.79
 2000                      32,160             7.48                      5.72
 Equity Income
 2002                         592             0.94                      0.71
 2001                       2,998             3.51                      3.75
 2000                       1,805             2.22                      3.09
 Growth
 2003                       2,240             1.51                      0.71
 2002                       2,812             1.58                      1.68
 2001                       1,830             1.13                      1.18
 2000                       5,705             1.74                      2.29
 International
 2003                      28,759             4.09                      3.53
 2002                      19,178             3.76                      2.70
 2001                      21,541             3.73                      3.10
 2000                      29,882             3.05                      3.29
 International
 Emerging Markets
 2003                      19,086            13.65                      9.40
 2002                      12,291            10.45                      7.83
 2001                       5,615            10.19                      9.03
 2000                         194             1.80                      1.37
 International
 SmallCap
 2003                       3,107             1.00                      0.96
 2002                       2,591             1.55                      0.95
 2001                       3,103             0.99                      0.69
 2000                       1,183             0.14                      0.15
 LargeCap Blend
 2003                       1,190             1.94                      0.91
 2002                         122             0.79                      0.50
 LargeCap Growth
 Equity
 2003                         256             0.99                      0.68
 2002                         704             3.21                      2.24
 2001                         130             2.15                      1.48
 LargeCap Value
 2003                         132             0.21                      0.03
 MidCap
 2003                       8,446             2.08                      1.58
 2002                      29,229             5.19                      4.57
 2001                      15,031             3.47                      3.50
 2000                      23,780             4.90                      3.65
 MidCap Growth
 2001                       2,694            13.77                     10.34
 MidCap Value
 2003                       1,341             1.54                      1.43
 2002                       1,172             1.91                      1.76
 2001                         600             1.24                      1.36
 2000                       1,040             2.61                      3.21
 Real Estate
 Securities
 2003                       5,210             3.67                      3.05
 2002                       4,110             3.84                      1.67
 2001                       4,455             5.71                      4.81
 2000                         492             1.67                      1.09
 SmallCap
 2003                       2,695             0.81                      1.00
 2002                       9,123             2.79                      1.75
 2001                       1,920             1.71                      1.90
 2000                       1,530             0.94                      0.90
 SmallCap Growth
 2003                         635             0.93                      0.69
 2002                      23,927             4.74                      3.29
 2001                       2,209             2.18                      2.70

                                  COMMISSIONS PAID TO MORGAN STANLEY DW INC.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                       1,744             1.38                      1.58
 2001                       1,249             1.86                      1.96
 Balanced
 2002                      67,135            24.74                     27.66
 2000                       5,711             3.83                      4.00
 Capital Value
 2002                      66,971             5.94                      6.07
 2001                       8,984             1.51                      1.75
 2000                      25,913             2.63                      3.05
 Equity Growth
 2002                      13,624             1.22                      1.46
 2001                       6,558             1.17                      1.49
 2000                       2,930             0.68                      0.88
 Equity Income
 2002                       2,075             3.29                      1.89
 2001                       2,055             2.41                      2.61
 2000                       5,163             6.36                      5.15
 Growth
 2002                       9,443             5.30                      5.73
 2001                       1,160             0.71                      1.52
 2000                       4,750             1.45                      1.58
 International
 2002                      51,533            10.11                      9.80
 2001                       1,533             0.27                      0.42
 2000                      78,873             8.04                      9.47
 International
 Emerging Markets
 2002                      16,016            13.62                     15.58
 2001                         185             0.34                      0.39
 International
 SmallCap
 2002                       5,236             3.13                      3.23
 2000                      17,765             2.09                      2.82
 LargeCap Blend
 2002                         400             2.60                      2.23
 LargeCap Growth
 Equity
 2002                         963             4.38                      3.99
 2001                         175             2.89                      2.31
 2000                          95             3.73                      1.85
 LargeCap Stock Index
 2002                         165             0.78                      8.81
 2001                         156             0.83                      0.31
 LargeCap Value
 2002                         175             0.71                      0.14
 MidCap
 2002                      18,265             3.24                      5.97
 2001                      16,829             3.89                      5.07
 2000                      21,343             4.40                      4.48
 MidCap Growth
 2002                       5,209            16.42                     14.70
 2001                       5,198            26.57                     36.18
 2000                       2,897             5.84                      5.91
 MidCap Value
 2001                          20             0.04                      0.09
 2000                         535             1.34                      1.36
 Real Estate
 Securities
 2002                       7,655             7.16                      4.42
 2001                       3,885             4.98                      5.60
 2000                       1,855             6.31                      6.12
 SmallCap
 2002                      74,769            22.89                     29.18
 2001                       2,681             2.38                      2.22
 2000                       3,070             1.89                      2.26
 SmallCap Growth
 2002                      16,112             3.19                      2.86
 2001                       2,982             2.94                      3.06
 2000                       1,347             3.17                      1.70
 SmallCap Value
 2002                       3,704             2.87                      2.88
 2001                       1,574             1.65                      1.48
 2000                      13,929            41.80                     45.06

                                     COMMISSIONS PAID TO NEUBERGER BERMAN
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                         515             0.38                      0.29
 2002                         256             0.20                      0.28
 2001                         200             0.30                      0.39
 2000                         155             0.31                      0.35
 Equity Growth
 2003                       1,440             0.16                      0.17
 2002                       4,353             0.39                      0.57
 2001                       2,290             0.41                      0.63
 2000                       2,640             0.61                      0.52
 MidCap Value
 2003                      43,708            50.06                     47.69
 2002                      25,893            42.19                     40.97
 2001                      31,258            64.84                     65.29
 2000                      15,061            37.77                     41.03


                                          COMMISSIONS PAID TO PUTNAM
                                          --------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                        185              0.13                     0.13
 SmallCap Growth
 2002                        411              0.08                     0.09
 SmallCap Value
 2002                         84              0.07                     0.19

                                   COMMISSIONS PAID TO SANFORD C. BERNSTEIN
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       3,646             2.66                      1.93
 2002                       3,277             2.59                      2.37
 Balanced
 2003                       8,693             2.86                      3.32
 2002                       8,390             3.09                      2.17
 Capital Value
 2003                      20,011             1.99                      2.59
 2002                      65,876             5.84                      4.11
 Equity Growth
 2003                      15,950             1.77                      1.80
 2002                      24,144             2.16                      2.28
 Equity Income
 2003                         935             0.66                      0.56
 2002                         315             0.29                      0.37
 Growth
 2003                       5,288             3.56                      2.48
 2002                       1,550             0.87                      1.14
 International
 2002                       4,640             0.91                      0.99
 International
 Emerging Markets
 2002                          10             0.01                      0.02
 LargeCap Blend
 2002                          10             0.06                      0.04
 LargeCap Growth
 Equity
 2003                         123            0..48                      0.42
 2002                          43             0.20                      0.11
 LargeCap Stock Index
 2003                          35             0.20                      0.26
 LargeCap Value
 2003                      38,590            61.28                     67.61
 2002                      17,442            70.74                     72.42
 MidCap
 2003                      11,216             2.77                      3.55
 2002                      21,537             3.82                      4.71
 MidCap Value
 2003                       1,805             2.07                      1.73
 2002                       1,960             3.19                      3.08
 SmallCap
 2003                      19,669             5.94                      9.69
 2002                       6,798             2.08                      1.79
 SmallCap Growth
 2003                         785             1.14                      0.82
 2002                       2,893             0.57                      0.55
 SmallCap Value
 2003                       4,666             3.56                      3.36
 2002                         488             0.38                      0.45

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOGG
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 MidCap Growth
 2002                           6             0.02                     0.15
 SmallCap Value
 2002                       2,015             1.56                     1.00




                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Income
 2003                      16,250            100.00                   100.00
 2002                      43,247             68.59                    75.79

UBS Financial  Services Inc., and UBS Securities Inc.


                 COMMISSIONS PAID TO UBS FINANCIAL SERVICES INC.
                 -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 LargeCap Growth
 Equity
 2003                        125              0.48                     0.26
 2002                        635              2.89                     6.67
 SmallCap Growth
 2003                        936              1.36                     1.33
 2002                         47              0.01                     0.01
 SmallCap Value
 2003                        297              0.23                     0.19
 2002                        183              0.14                     0.18




                     COMMISSIONS PAID TO UBS SECURITIES INC.
                     ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                      46,382            33.81                     39.17
 2002                      10,563             8.34                     12.07
 Balanced
 2003                      33,899            11.17                     15.37
 2002                       7,553             2.78                      2.54
 Capital Value
 2003                      87,090             8.67                     10.86
 2002                      39,112             3.47                      2.73
 Equity Growth
 2003                      57,221             6.35                      6.01
 2002                      69,081             6.18                      4.72
 Growth
 2003                       5,564             3.74                      3.50
 2002                       5,068             2.84                      1.43
 International
 2003                      86,477            12.30                     13.09
 2002                      50,324             9.87                     10.37
 International
 Emerging Markets
 2003                      14,588            10.43                     12.65
 2002                      12,090            10.28                     10.16
 International
 SmallCap
 2003                      38,541            12.39                     12.46
 2002                      27,356            16.33                     16.66
 LargeCap Blend
 2003                         805             1.31                      1.08
 LargeCap Growth
 Equity
 2003                         258             1.00                      1.43
 LargeCap Stock Index
 2003                         101             0.56                      0.73
 MidCap
 2003                      30,964             7.64                      9.11
 2002                      15,656             2.78                      2.41
 MidCap Value
 2003                       1,782             2.04                      2.38
 2002                         820             1.34                      1.90
 Real Estate
 Securities
 2003                       5,801             4.09                      3.36
 2002                       2,521             2.36                      1.74
 SmallCap
 2002                       6,559             2.01                      2.00
 SmallCap Growth
 2002                      12,990             2.57                      2.03
 SmallCap Value
 2002                       5,276             4.09                      1.96

                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                      15,593            11.37                     10.85
 Balanced
 2003                      15,580             5.13                      4.85
 Capital Value
 2003                      70,924             7.06                      8.09
 Equity Growth
 2003                      45,924             5.10                      5.00
 Growth
 2003                      21,698            14.60                     13.90
 International
 2003                      31,035             4.42                      4.56
 International
 Emerging Markets
 2003                         406             0.29                      0.38
 International
 SmallCap
 2003                       7,078             2.27                      2.52
 LargeCap Blend
 2003                      12,113            19.73                     40.33
 LargeCap Growth
 Equity
 2003                         334             1.29                      1.10
 LargeCap Stock Index
 2003                      12,646            70.37                     62.21
 LargeCap Value
 2003                         785             1.25                      0.98
 MidCap
 2003                      31,625             7.80                      5.94
 MidCap Growth
 2003                         420             0.61                      0.23
 MidCap Value
 2003                       1,741             1.99                      2.65
 Real Estate
 Securities
 2003                      19,839            13.97                     10.73
 SmallCap
 2003                      18,379             5.55                      3.72
 SmallCap Growth
 2003                       1,345             1.96                      1.57
 SmallCap Value
 2003                       2,586             1.97                      1.79

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Manager or Sub-
Advisor places orders to trade portfolio securities for each of the Accounts. The following describes the process used by the Manager or Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Asset Allocation and Equity Growth
----------------------------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate best execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Equity Growth Account) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.


Balanced, Capital Value, Equity Income, Growth, International, International
----------------------------------------------------------------------------
Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Real
----------------------------------------------------------------------------
Estate Securities and SmallCap
------------------------------

If, in carrying out the investment objectives of the Accounts, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Accounts at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Accounts and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Accounts (or, in the case of a Sub-Advisor, the various Accounts and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Account's (or, in the case of a Sub-Advisor, each Account's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Accounts and other client accounts) participating in an aggregate or "bunched" order will be placed into those Accounts and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Accounts at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account.


The Manager or Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Manager or Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Manager or Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Manager or Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Manager or Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Manager or Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


LargeCap Blend - Federated
------------------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.

With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited

to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.


LargeCap Blend - T. Rowe Price
------------------------------
T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).

LargeCap Value
--------------
In carrying out the investment objectives of the Account, occasions arise when purchases or sales of the same equity securities are to be made for the Account and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers:
1) for purchases: a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


SmallCap Growth
---------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Account and others whenever concurrent decisions are made to purchase or sell securities by the Account and another. In making such allocations between the Account and others, the main factors to be considered are the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Account and others. In some cases, this procedure could have an adverse effect on the Account. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which Berger, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.


OFFERING PRICE

For all Accounts except the Money Market Account
------------------------------------------------
As stated in the Prospectuses, the NAVof the Accounts (except Money Market Account) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Account shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share pricefor each Account is determined by dividing the value of securities in the Account's investment portfolioby the number of Account shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which an Account's NAV is not calculated. An Account calculates its NAVper share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.


Money Market Account
--------------------
The share priceof shares of the Money Market Account is determined at the same time and on the same days as the Accounts as described above. The share price is computed by dividing the total value of the Account's securities and other assets, less liabilities, by the number of Account shares outstanding.

All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


CALCULATION OF PERFORMANCE DATA


FOR ALL ACCOUNTS EXCEPT THE MONEY MARKET ACCOUNT
An Account's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of an Account's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in an Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time. In addition, the calculations of total return and yield for the Accounts do not include any separate account expenses or contract level expenses.

Comparative performance information may be used from time to time in advertising the Accounts, including appropriate market indices including the benchmarks shown in the prospectus for the Account or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Account may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Accounts; 5) descriptions of investment strategies for one or more of the Accounts; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Accounts; 7) comparisons of investment products (including the Accounts) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Account's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Account may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Accounts.


Money Market Account Yield
--------------------------
The Money Market Account may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 2003, the Money Market Account's yield was 0.63%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 2003, the Money Market
Account's effective yield was 0.63%.

The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.


Total Return for all other Accounts
-----------------------------------
When advertising total return figures, each of the other Accounts will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its corresponding predecessor fund's registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

This table shows the average annual total return as of December 31, 2003 for the Accounts for the periods indicated

 ACCOUNT                                  1-YEAR          5-YEAR          10-YEAR
 -------                                  ------          ------          -------
 Asset Allocation                        21.61%           4.31%           8.49%/(1)/
 Balanced                                18.82           -0.32            6.01
 Bond                                     4.59            5.42            6.53
 Capital Value                           25.49           -0.52            8.82
 Equity Growth                           25.95           -0.92           11.40/(1)/
 Equity Income                           13.83           -2.60           0.20/(2)/
 Government Securities                    1.84            5.78            6.40
 Growth                                  26.46           -6.91           5.02/(//3//)/
 International                           32.33           -0.59           5.34/(//3//)/
 International Emerging Markets          57.20           8.72/(//4//)/
 International SmallCap                  54.15           11.61           8.06/(//2//)/
 LargeCap Blend                          23.76           2.74/(//5//)/
 LargeCap Growth Equity                  23.14          -22.33/(4)/
 LargeCap Stock Index                    28.32          -3.16/(//6//)/
 LargeCap Value                          28.05           5.77/(//5//)/
 Limited Term Bond                       0.78/(//7//)/
 MidCap                                  32.81            8.61           11.72
 MidCap Growth                           40.58            0.60           -0.08/(//2//)/
 MidCap Value                            36.49          12.46/(//6//)/
 Real Estate Securities                  38.91           15.28           12.01/(2)/
 SmallCap                                36.82            5.26           0.48/(2)/
 SmallCap Growth                         45.64           -2.01           -1.27/(2)/
 SmallCap Value                          50.61           17.02           11.61/(2)/



/ //(1)/ Period beginning June 1, 1994 and ending December 31, 2003.
/ //(2)/ Period beginning May 1, 1998 and ending December 31, 2003.
/ //(//3//)/ Period beginning May 1, 1994 and ending December 31, 2003.
/ //(//4//)/ Period beginning October 24, 2000 and ending December 31, 2003. / //(5)/ Period beginning May 1, 2002 and ending December 31, 2003.
/ //(//6//)/ Period beginning May 3, 1999 and ending December 31, 2003.
/ //(//7//)/ Period beginning May 1, 2003 and ending December 31, 2003.

Principal Underwriter
---------------------

Princor Financial Services Corporation ("Princor") is the principal underwriter of the Fund and offers shares of each Account on a continuous basis. As principal underwriter, Princor is paid for the distribution of the Fund. For the last three fiscal years, Princor has received and returned the following commissions:

                 2003               2002                2001
                 ----               ----                ----
              $30,520,667        $39,948,115         $32,133,629




Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


TAX STATUS


It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the Account in the manner they were received by the Account.


For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.


The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.


GENERAL INFORMATION


LargeCap Stock Index Account only
---------------------------------
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, Account SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



FINANCIAL STATEMENTS


The financial statements for the Fund appear in the Annual Report to Shareholders and are legally a part of this Statement of Additional Information. Reports on those statements from independent auditors, are included in the Annual Report. The Annual Reports are furnished, without charge, to investors who request copies.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Account follow.

                                                                       JULY 2003
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
           VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS
           ---------------------------------------------------------

INTRODUCTION


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES


This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:



ELECTIONS OF DIRECTORS: . Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.



APPOINTMENT OF AUDITORS: . Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.



CHANGES IN CAPITAL STRUCTURE: . Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: . Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.



PROPOSALS AFFECTING SHAREHOLDER RIGHTS: . Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.



CORPORATE GOVERNANCE: . Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.



ANTI-TAKEOVER MEASURES: . Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.



EXECUTIVE COMPENSATION: . Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.



SOCIAL AND CORPORATE RESPONSIBILITY: . Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


PROXY VOTING PROCEDURES


PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY



                              (Approved 04/19/02)

                        GENERAL STATEMENT OF PRINCIPLES



 1) Stock Ownership Rights as Assets - We, the members of the Mellon Financial Corporation ("Mellon") Proxy Voting Committee, recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting the shares against the benefit of voting the shares to determine whether or not to vote.


 2) Exclusive Benefit of Beneficiaries - We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of investment companies managed by the investment advisory subsidiaries of Mellon (the "Subsidiaries") or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will act solely in the best financial and economic interest of the applicable client.

 3) Long-Term Perspective - We believe our goal in managing financial assets is to protect capital and enhance long-term value. We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

 4) Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will monitor actions which limit shareholder control and could affect shareholder values.

 5) Anti-takeover Proposals - We will tend to oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

 6)" Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed.

 7)Proxy Voting Process - We review every proxy we receive. Every voting proposal is categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are updated periodically so as to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the guidelines will be referred to us for discussion and vote. Additionally, we may review any proposal where we have identified a particular company, particular industry or particular issue for special scrutiny. We will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to reflect action taken in the best interests of such account's beneficial owners.

 8)Securities Lending - We balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

 9)
   Recordkeeping - We keep the following records for each voting proposal for six years:

   .  Record of date of receipt of proxy materials.


   . Record of number of shares held as of record date and of any necessary efforts to reconcile differences as to number of shares held between proxy materials and internal records (including efforts to obtain missing proxies).


   . With respect to each matter submitted for a vote, record of either (a) in the case of matters subject to a guideline for voting, references to the guideline and evidence that the matter was voted in accordance with the guideline, or if not voted in accordance with the guideline, the specific facts and reasons why not so voted, or (b) in the case of matters not subject to a guideline, a record of how the matter was voted and the justification for voting that way.


   . For all matters submitted for a vote, a record of management's recommendation for the vote.


   .  Record of when the proxy was returned and the method of delivery.


   .  Proof that records are retained for six years.


 10) Disclosure - We will furnish a copy of this General Statement of Principles to any authorized representative requesting it who in the judgment of the Proxy Policy Committee has an interest in an account for whom shares are voted, including without limitation named fiduciaries of employee benefit plans, co-trustees, employee benefit, and other trust beneficiaries, and shareholders of investment companies managed by the Subsidiaries. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                              FEDERATED INVESTORS

                      PROXY VOTING POLICIES AND PRACTICES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.


General Policy
--------------

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.


Application to Specific Proposals
---------------------------------

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.


Corporate Governance
--------------------

Generally, the Advisers will vote proxies:

.. In favor of the full slate of directors nominated in an uncontested election;


.. In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;


.. In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;


.. In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;


.. In favor of a proposal to ratify the board's selection of auditors, unless:
  (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and


.. In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.


Capital Structure
-----------------

Generally, the Advisers will vote proxies:

.. Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;


.. In favor of a proposal to reduce the amount of shares authorized for issuance
  (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

.. In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and


.. In favor of a proposal authorizing a stock repurchase program.


Compensation and Stock Option Plans
-----------------------------------

Generally, the Advisers will vote proxies:

.. In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;


.. Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and


.. Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.


Corporate Transactions and Contested Elections
----------------------------------------------

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.


Shareholder Proposals
---------------------

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.


Cost/Benefit Analysis
---------------------

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

.. In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;


.. If the Advisers are directing votes for the same proxy on behalf of non-Index
  Funds, in the same manner as the non-Index Funds;


.. If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and


.. If none of the previous conditions apply, as recommended by the board;


in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                               FEDERATED INVESTORS

                            PROXY VOTING PROCEDURES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.


Proxy Voting Committee
----------------------

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:


    President of the Advisers (Keith Schappert)


    Vice Chairman of the Advisers (J. Thomas Madden)


    Chief Investment Officer for Global Equity (Stephen Auth)


    Director of Global Equity Research of the Advisers (Christopher Corapi)


    Investment Management Administrator (Lori Wolff)


A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.


Employment of Proxy Voting Services
-----------------------------------

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.


The Advisers and IRRC shall take the following steps to implement these procedures:

.. The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.


.. The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.


.. IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.


.. If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.


.. IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest
---------------------

 A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.


In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:


 1) Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.


 2) Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

 3) If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

 4) If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

  . That the Advisers have a significant business relationship with the Interested Company;


  . The proposals regarding which proxies were cast;


  . Any material communications between the Advisers and the Interested Company regarding the proposal; and


  . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.


 5) Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping
-------------

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                 GLOBAL PROXY VOTING PROCEDURES AND GUIDELINES



                                  2003 EDITION


                                  JULY 1, 2003


                       JPMORGAN FLEMING ASSET MANAGEMENT



Table of Contents- Global

 Part I: J.P. Morgan Fleming Asset Management Global Proxy-Voting Procedures
     A.
  Objective.....................................................................
  3

     B. Proxy
  Committee................................................................... 3

     C. The Proxy Voting
  Process................................................... ........3- 4

     D. Material Conflicts of
  Interest................................................ ..........4- 5

     E. Escalation of Material Conflicts of
  Interests............................................................5

     F.
  Recordkeeping.................................................................
  5


 Exhibit A...
 ............................................................................ 6

 Part II: J.P. Morgan Fleming Asset Management Global Proxy-Voting Guidelines
     A North
  America.................................................................. 8-20

     Table of
     Contents.............................................................. 9-10

     Guidelines.................................................................
     11-20

  B.....................................................................Europe,
  Middle East, Africa, Central America and South
  America................................................... 21-31

    Table of
  Contents.................................................................. 22

    Guidelines..................................................................
  23-31

  C. Asia
  (ex-Japan)................................................................
  32-33

  D.
  Japan.........................................................................
  34-35

PART I: JP MORGAN FLEMING ASSET MANAGEMENT PROXYVOTING PROCEDURES


A. Objective


  As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively, as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures.


  These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant ProxyCommittee (as defined below) with the objective of encouraging corporate action that enhancesshareholder value. Because proxy proposals and individual company facts and circumstances mayvary, JPMFAM may not always vote proxies in accordance with the Guidelines.


B. Proxy Committee


  To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be establishedfor each global location where proxy-voting decisions are made. Each Proxy Committee will becomposed of a Proxy Administrator (as defined below) and senior officers from among theInvestment, Legal, Compliance and Risk Management Departments. The primary functions of eachProxy Committee are to periodically review general proxy-voting matters; review and approve theGuidelines annually; and provide advice and recommendations on general proxy-voting matters aswell as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committeemembers. The Proxy Committee meets at least semi-annually, or more frequently as circumstancesdictate.


C. The Proxy Voting Process


  JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).


  Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.


  Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


  In the event investment professionals are charged with recommending how to vote the proxies, theProxy Administrator's duties include the following: reviewing recommendations of investmentprofessionals with respect to Overrides; referring investment considerations regarding such Overridesto the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a materialconflict, as described below, exists; escalating material conflicts to the Proxy Committee; andmaintaining the records required by these Procedures.


  In the event a JPMFAM investment professional makes a recommendation in
  -----------------------------------------------------------------------
  connection with an Override, the investment professional must provide the
  -------------------------------------------------------------------------
  appropriate Proxy Administrator with a written certification ("Certification")
  ------------------------------------------------------------------------------
  which shall contain an analysis supporting his or her recommendation and a
  --------------------------------------------------------------------------
  certification that he or she (A) received no communication in regard to the
  ---------------------------------------------------------------------------
  proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard
  ------------------------------------------------------------------------
  Policy (as defined below) or written policy on information barriers, or
  -----------------------------------------------------------------------
  received any communication in connection with the proxy solicitation or
  -----------------------------------------------------------------------
  otherwise that would suggest the existence of an actual or potential conflict
  -----------------------------------------------------------------------------
  between JPMFAM'S interests and that of its clients and (B) was not aware of
  ---------------------------------------------------------------------------
  any personal or other relationship that could present an actual or potential
  ----------------------------------------------------------------------------
  conflict of interest with the clients' interests.
  -------------------------------------------------


D. Material Conflicts of Interest


  The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted andimplemented by a U.S. investment adviser include procedures that address material conflicts ofinterest that may arise between the investment adviser's interests and those of its clients. To addresssuch material potential conflicts of interest, JPMFAM relies on certain policies and procedures. Inorder to maintain the integrity and independence of JPMFAM's investment processes and decisions,including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could leadto a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a SafeguardPolicy, and established formal informational barriers designed to restrict the flow of information fromJPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; theestablishment of separate legal entities; and the physical separation of employees from separatebusiness divisions. Material conflicts of interest are further avoided by voting in accordance withJPMFAM's pre-determined Guidelines. When an Override occurs, any potential material conflict ofinterest that may exist is analyzed in the process outlined in these Procedures.


  Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.


E. Escalation of Material Conflicts of Interest


  When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.


  Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressingthe material conflict, may elect to take one or more of the following measures, or other appropriateaction:

  . removing certain JPMFAM personnel from the proxy voting process; "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  . voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a pre-determined manner; or
  . deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

  The resolution of all potential and actual material conflict issues will be documented in order todemonstrate that JPMFAM acted in the best interests of its clients.


F. Recordkeeping


  JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relatingto the proxy voting process. Those records include the following:

  . a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
  . a copy of each proxy statement received on behalf of JPMFAM clients;
  . a record of each vote cast on behalf of JPMFAM client holdings;
  . a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
  . a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

  It should be noted that JPMFAM reserves the right to use the services of the Independent VotingService to maintain certain required records in accordance with all applicable regulations.


EXHIBIT A

            J.P. Morgan Investment Management Inc.
            J.P. Morgan Fleming Asset Management (USA) Inc.
            Robert Fleming Inc.
            J.P. Morgan Fleming Asset Management (London) Limited
            J.P. Morgan Fleming Asset Management (UK) Limited
            JF International Management Inc.
            JF Asset Management Limited
            JF Asset Management (Singapore) Limited

PART II: PROXY VOTING GUIDELINES


JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.


JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


PART II.A: NORTH AMERICA PROXY VOTING GUIDELINES

Part II.A: North America Guidelines Table of Contents

 1.  UNCONTESTED DIRECTOR
 ELECTIONS............................................................11

 2.  PROXY
 CONTESTS.......................................................................
 11
     a. Election of
  Directors.....................................................................
  11

     b. Reimburse Proxy Solicitation
  Expenses....................................................................
  11


 3.  RATIFICATION OF
 AUDITORS......................................................................
 11

 4.  PROXY CONTEST
 DEFENSES................................................................. 12-13
     a. Board Structure: Staggered vs. Annual
  Elections...........................................................12

     b. Shareholder Ability to Remove
  Directors.................................................................. 12

     c. Cumulative
  Voting........................................................................
  12

     d..Shareholder Ability to Call Special
  Meeting............................................................... 13

     e. Shareholder Ability to Act by Written
  Consent.............................................................13

     f. Shareholder Ability to Alter the Size of the
  Board...............................................................13


 5.  TENDER OFFER
 DEFENSES...................................................................
 13-14
     a. Poison
  Pills.........................................................................
  13

     b. Fair Price
  Provision.....................................................................
  13

     c.
  Greenmail.....................................................................
  13

     d. Unequal Voting
  Rights........................................................................
  13

     e. Supermajority Shareholder Vote Requirement to Amend Charter or
  Bylaws..............................................................13

     f. Supermajority Shareholder Vote Requirement to Approve
  Mergers.............................................................14


 6.  MISCELLANEOUS BOARD
 PROVISIONS...........................................................14
     a. Separate Chairman and CEO
  Positions...................................................................
  14

     b. Lead Director and Executive
  Sessions.....................................................................
  14

     c. Majority of Independent
  Directors.....................................................................
  14

     d. Stock Ownership
  Requirements..................................................................
  14

     e. Term of
  Office........................................................................
  14

     f. Director and Officer Indemnification and Liability
  Protection..........................................................14

     g. Board
  Size..........................................................................
  14


 7.  MISCELLANEOUS GOVERNANCE
 PROVISIONS...........................................................15
     a. Independent Nominating
  Committee.....................................................................
  15

     b. Confidential
  Voting........................................................................
  15

     c. Equal
  Access........................................................................
  15

     d. Bundled
  Proposals.....................................................................
  15

     e. Charitable
  Contributions.................................................................
  15

     f. Date/Location of
  Meeting.......................................................................
  15

     g. Include Non-management Employees on
  Board...............................................................15

     h. Adjourn Meeting if Votes are
  Insufficient..................................................................
  15

     i. Other
  Business......................................................................
  15

     j. Disclosure of Shareholder
  Proponents....................................................................
  15


 8.  CAPITAL
 STRUCTURE......................................................................
 15-16
     a. Common Stock
  Authorization.................................................................
  15

     b. Stock Distributions: Splits and
  Dividends.................................................................. 16

     c. Reverse Stock
  Splits........................................................................
  16

     d. Blank Check Preferred
  Authorization.................................................................
  16

     e. Shareholder Proposals Regarding Blank Check Preferred
  Stock...............................................................16

     f. Adjustments for Par Value of Common
  Stock...............................................................16

     g.
  Restructurings/Recapitalizations..............................................
  16

     h. Share Repurchase
  Programs......................................................................
  16

     i. Target Share
  Programs......................................................................
  16


 9.  EXECUTIVE AND DIRECTOR
 COMPENSATION......................................................17-18
     a. Stock-based Incentive
  Plans.........................................................................
  17

     b. Approval of Cash or Cash-and-Stock Bonus
  Plans...............................................................17

     c. Shareholder Proposal to Limit Executive and Director
  Pay.................................................................17

     d. Golden and Tin
  Parachutes....................................................................
  17

     e. 401(k) Employee Benefit
  Plans.........................................................................
  17

     f. Employee Stock Purchase
  Plans.........................................................................
  17

     g. Option
  Expensing.....................................................................
  18

     h. Options
  Repricing.....................................................................
  18

     i. Stock Holding
  Periods.......................................................................
  18


 10.
 INCORPORATION..................................................................
 18
     a. Reincorporation Outside the United
  States...............................................................18

     b. Voting on Stake Takeover
  Statutes......................................................................
  18

     c. Voting on Reincorporation
  Proposals.....................................................................
  18


 11. MERGERS AND CORPORATE
 RESTRUCTURINGS....................................................18-19
     a. Mergers and
  Acquisitions..................................................................
  18

     b.
  Non-financial.................................................................
  18

     c. Corporate
  Restructuring.................................................................
  18

     d.
  Spin-offs.....................................................................
  18

     e. Asset
  Sales.........................................................................
  18

     f.
  Liquidations..................................................................
  18

     g. Appraisal
  Rights........................................................................
  19

     h. Changing Corporate
  Name..........................................................................
  19


 12. ENERGY AND
 ENVIRONMENT...............................................................
 19-20
     a. Energy and
  Environment...................................................................
  19

     b. Northern
  Ireland.......................................................................
  19

     c. Military
  Business......................................................................
  19

     d. International Labor Organization Code of
  Conduct.............................................................19

     e. Promote Human Rights in China, Nigeria, and
  Burma...............................................................19

     f. World Debt
  Crisis........................................................................
  19

     g. Equal Employment Opportunity and
  Discrimination......................................................19

     h. Animal
  Rights........................................................................
  19

     i. Product Integrity and
  Marketing.....................................................................
  19

     j. Human Resources
  Issues........................................................................
  20

     k. Link Executive Pay and Social and/or Environmental
  Criteria............................................................20


 13. FOREIGN
 PROXIES........................................................................
 20

 14. PRE-SOLICITATION
 CONTACT..................................................................... 20

PART II.A: NORTH AMERICA GUIDELINES


1.    UNCONTESTED DIRECTOR ELECTIONS
  Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:


  1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or


  2) implement or renew a dead-hand or modified dead-hand poison pill; or

  3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

  4) ignore a shareholder proposal that is approved by a, i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

  5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2. PROXY CONTESTS
  2A.ELECTION OF DIRECTORS
    Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


  2B.REIMBURSE PROXY SOLICITATION EXPENSES
    Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.


3. RATIFICATION OF AUDITORS
  Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


  Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.


  Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


4. PROXY CONTEST DEFENSES
  4A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
    Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:


    1) Majority of board composed of independent directors,


    2) Nominating committee composed solely of independent directors,

    3) Do not require more than a two-thirds shareholders vote to remove a director, revise any bylaw or revise any classified board provision,


    4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


    5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,


    6) Absence of superior voting rights for one or more classes of stock,


    7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


    8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).


  4B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS
     Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.


  4C. CUMULATIVE VOTING
     Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:


    1) Annually elected board,


    2) Majority of board composed of independent directors,


    3) Nominating committee composed solely of independent directors,


    4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


    5) Ability of shareholders to call special meeting or to act by written consent with 90 days notice,


    6) Absence of superior voting rights for one or more classes of stock,


    7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


    8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead hand poison pill).


  4D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


  4E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

  4F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


5. TENDER OFFER DEFENSES
  5A. POISON PILLS
     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.


  5B. FAIR PRICE PROVISIONS
     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


  5C. GREENMAIL
     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


  5D. UNEQUAL VOTING RIGHTS
     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.


  5E. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS
     Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


  5F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


6. MISCELLANEOUS BOARD PROVISIONS
  6A. SEPARATE CHAIRMAN AND CEO POSITIONS
     We will generally vote for proposals looking to separate the CEO and Chairman roles.

  6B. LEAD DIRECTORS AND EXECUTIVE SESSIONS
     In cases, where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).


  6C. MAJORITY OF INDEPENDENT DIRECTORS
     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board


  6D. STOCK OWNERSHIP REQUIREMENTS
     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.


  6E. TERM OF OFFICE
     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.


  6F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
     Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.


  6G. BOARD SIZE
     Vote FOR proposals to limit the size of the board to 15 members.


7. MISCELLANEOUS GOVERNANCE PROVISIONS
  7A. INDEPENDENT NOMINATING COMMITTEE
     Vote FOR the creation of an independent nominating committee.


  7B. CONFIDENTIAL VOTING
     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

  7C. EQUAL ACCESS
     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.


  7D. BUNDLED PROPOSALS
     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


  7E. CHARITABLE CONTRIBUTIONS
     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


  7F. DATE/LOCATION OF MEETING
     Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.


  7G. INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD
     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.


      7H. ADJOURN MEETING IF VOTES ARE INSUFFICIENT
     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.


      7I. OTHER BUSINESS
     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.


  7J. DISCLOSURE OF SHAREHOLDER PROPONENTS
     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.


8. CAPITAL STRUCTURE
  8A. COMMON STOCK AUTHORIZATION
     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.


  8B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholderreturns.

  8C. REVERSE STOCK SPLITS
     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.


  8D. BLANK CHECK PREFERRED AUTHORIZATION
     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.


  8E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


  8F. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.


  8G. RESTRUCTURINGS/RECAPITALIZATION
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control-Will the transaction result in a change in control of the company?

     Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


  8H. SHARE REPURCHASE PROGRAMS
     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


  8I. TARGETED SHARE PLACEMENTS
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE basis after reviewing the individual situation of the company receiving the proposal.

9. EXECUTIVE AND DIRECTOR COMPENSATION
  9A. STOCK-BASED INCENTIVE PLANS
     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote-even in cases where the plan cost is considered acceptable based on the quantitative analysis.


  9B. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of Internal Revenue Code.


  9C. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three year returns below its peer group.


  9D. GOLDEN AND TIN PARACHUTES
     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.


  9E. 401(K) EMPLOYEE BENEFIT PLANS
     Vote FOR proposals to implement a 401(k) savings plan for employees.

  9F. EMPLOYEE STOCK PURCHASE PLANS
     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.


  9G. OPTION EXPENSING
     Within the context of common industry practice, generally vote FOR shareholder proposals to expense fixed-price options.


  9H. OPTION REPRICING
     In most cases, we take a negative view of options repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.


  9I. STOCK HOLDING PERIODS
     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.


10. INCORPORATION
  10A. REINCORPORATION OUTSIDE OF THE UNITED STATES
     Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.


  10B. VOTING ON STATE TAKEOVER STATUTES
     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


  10C. VOTING ON REINCORPORATION PROPOSALS
     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.


11. MERGERS AND CORPORATE RESTRUCTURINGS
  11A. MERGERS AND ACQUISITIONS
     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


  11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.


  11C. CORPORATE RESTRUCTURING
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

  11D. SPIN-OFFS
     Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


  11E. ASSET SALES
     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


  11F. LIQUIDATIONS
     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


  11G. APPRAISAL RIGHTS
     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.


  11H. CHANGING CORPORATE NAME
     Vote FOR changing the corporate name.


12. SOCIAL AND ENVIRONMENTAL ISSUES
  12A. ENERGY AND ENVIRONMENT
     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.


  12B. NORTHERN IRELAND
     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.


  12C. MILITARY BUSINESS
     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.


  12D. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT
     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.


  12E. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA
     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.


  12F. WORLD DEBT CRISIS
     Vote CASE-BY-CASE proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

  12G. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.


  12H. ANIMAL RIGHTS
     Vote CASE-BY-CASE proposals that deal with animal rights.


  12I. PRODUCT INTEGRITY AND MARKETING
     Vote CASE-BY-CASE proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.


  12J. HUMAN RESOURCES ISSUES
     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.


  12K. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA
     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.


13. FOREIGN PROXIES
  Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. PRE-SOLICITATION CONTACT
  From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

  WHAT IS MATERIAL NON-PUBLIC INFORMATION?
  The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
  . a pending acquisition or sale of a substantial business;
  . financial results that are better or worse than recent trends would lead one to expect;
  . major management changes;
  . an increase or decrease in dividends;
  . calls or redemptions or other purchases of its securities by the company;
  . a stock split, dividend or other recapitalization; or . financial projections prepared by the Company or the Company's representatives.

  WHAT IS PRE-SOLICITATION CONTACT?
  Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

  Determining the appropriateness of the contact is a factual inquiry which must be determined on a case by case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, disclosure of our proxy guidelines, in whole or in part, to a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department or a Proxy Committee member immediately. The company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

  It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA ANDSOUTH AMERICA PROXY VOTING GUIDELINES


PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA ANDSOUTH AMERICA GUIDELINES TABLE OF CONTENTS

 1.  REPORTS &
 ACCOUNTS.......................................................................
 23

 2.
 DIVIDENDS......................................................................
 23

 3..
 AUDITORS.......................................................................
 23
     a. Auditor
  Independence..................................................................
  23

     b. Auditor
  Remuneration..................................................................
  23


 4.
 BOARDS.........................................................................
 23-24
     a. Chairman &
  CEO...........................................................................
  23

     b. Board
  Structure.....................................................................
  24

     c. Board
  Size..........................................................................
  24

     d. Board
  Independence..................................................................
  24

     e. Board
  Committees....................................................................
  24


 5.  DIRECTORS
 ...............................................................................
 25
     a. Directors'
  Contracts.....................................................................
  25

     b. Executive Director's
  Remuneration..................................................................
  25

     c. Director's
  Liability.....................................................................
  25

     d. Directors over
  70............................................................................
  25


 6.  NON-EXECUTIVE DIRECTORS
 .....................................................................26
     a. Role of Non-Executive
  Directors.....................................................................
  26

     b. Director
  Independence..................................................................
  26

     c. Non-Executive Director's
  Remuneration..................................................................
  26


 7.  ISSUE OF
 CAPITAL........................................................................
 26-27
     a. Issue of
  Equity........................................................................
  26

     b. Issue of
  Debt..........................................................................
  27

     c. Share Repurchase
  Programmes....................................................................
  27


 8.
 MERGERS/ACQUISITIONS...........................................................
 27

 9.  VOTING
 RIGHTS.........................................................................
 27

 10. SHARE
 OPTIONS/L-TIPS.................................................................
 27-28
     a. Share
  Options.......................................................................
  27

     b. Long-Term Incentive Plans
  (L-TIPs)......................................................................
  28


 11.
 OTHERS.........................................................................
 28-29
     a. Poison
  Pills.........................................................................
  28

     b. Composite
  Resolutions...................................................................
  28

     c. Social/Environmental
  Issues........................................................................
  28

     d. Charitable
  Issues........................................................................
  29

     e. Political
  Issues........................................................................
  29


 12. SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT.............................
 29-30..................................................................
     a. Activism
  Statement.....................................................................
  29

     b. Activism
  Policy........................................................................
  29-30


 13. SOCIAL RESPONSIBLE INVESTMENT ("SRI")
 .....................................................................31
     a. SRI
  Statement.....................................................................
  31

     b. SRI
  Policy........................................................................
  31


PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA ANDSOUTH AMERICA GUIDELINES


 1) REPORTS & ACCOUNTS
  Reports and accounts should be both detailed and transparent, and should be submitted toshareholders for approval. They should meet accepted reporting standards, and company accountsshould employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spiritas well as the letter of reporting standards, including the most recent recommendations of theInternational Accounting Standards Board (IASB).


  For UK companies, a statement of compliance with the Combined Code should be made, or reasonsgiven for non-compliance. The reports and accounts should include a detailed report on executiveremuneration, and best practice demands that this should also be submitted to shareholders forapproval.


  Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure(whilst meeting minimum legal requirements) are insufficient, we will inform company management ofour concerns, and either abstain or vote against the approval of the annual report, depending on thecircumstances. Similar consideration would relate to the use of inappropriate accounting methods.


 2) DIVIDENDS
  Proposals for the payment of dividends should be presented to shareholders for approval, and shouldbe fully disclosed in advance of the meeting.


  We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.


 3) AUDITORS
  3A. AUDITOR INDEPENDENCE
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.


     JPMF will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

  3B. AUDITOR REMUNERATION
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.


     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     see Audit Committee


 4) BOARDS
  4A. CHAIRMAN & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of acompany, such that no one individual has unfettered powers of decision. JPMF believes that the rolesof Chairman and Chief Executive Officer should normally be separate. JPMF will generally voteagainst combined posts.


  4B. BOARD STRUCTURE
     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures.We agree with the Combined Code , which finds that unitary boards offer flexibility while, with a tieredstructure, there is a risk of upper tier directors becoming remote from the business, while lower tierdirectors become deprived of contact with outsiders of wider experience. No director should beexcluded from the requirement to submit him/herself for re-election on a regular basis.


     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour ofunitary boards. However, tiered boards are still very prevalent in markets outside the UK and localmarket practice will always be taken into account.


  4C. BOARD SIZE
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its votingpowers in favour of reducing large boards wherever possible.


  4D. BOARD INDEPENDENCE
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on aboard should be such that their views will carry significant weight in the board's decisions. We agreewith the ICGN, and the findings of the Higgs Review, that the majority of a board of directors shouldbe independent, especially if the company has a joint Chairman / CEO. However, as a minimum, allboards should require at least three non-executive directors, unless the company is of such a sizethat sustaining such a number would be an excessive burden.


     JPMF will use its voting powers to encourage appropriate levels of board independence, taking intoaccount local market practice.


     see Non Executive Directors


  4E. BOARD COMMITTEES
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     (I) NOMINATION COMMITTEE -
       There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

     (II) REMUNERATION COMMITTEE -
       Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

     (III) AUDIT COMMITTEE
       An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.


 5) DIRECTORS
  5A. DIRECTORS' CONTRACTS
     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI . However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of director's service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment take into account local market practice when making judgements in this area.


  5B. EXECUTIVE DIRECTOR'S REMUNERATION
     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     see Stock Options and Long-Term Incentive Plans (L-TIPs)


  5C. DIRECTOR'S LIABILITY
     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.


  5D. DIRECTORS OVER 70
     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.


 6) NON-EXECUTIVE DIRECTORS
  6A. ROLE OF NON-EXECUTIVE DIRECTORS
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non executive directors whom we no longer consider to be independent.

     Intermining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.


  6B. DIRECTOR INDEPENDENCE
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.


  6C. NON-EXECUTIVE DIRECTOR'S REMUNERATION
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

  6D. MULTIPLE DIRECTORSHIPS
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.


 7) ISSUE OF CAPITAL
  7A. ISSUE OF EQUITY
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill "takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.


  7B. ISSUE OF DEBT
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.


  7C. SHARE REPURCHASE PROGRAMMES
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.


 8) MERGERS/ACQUISITIONS
  Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst inconjunction with portfolio managers and, in exceptional circumstances , the Committee. Individualcircumstances will always apply. However, as a general rule, JPMF will favour mergers andacquisitions where the proposed acquisition price represents fair value, where shareholders cannotrealise greater value though other means, and where all shareholders receive fair and equaltreatment under the merger/acquisition terms.


 9) VOTING RIGHTS
  JPMF believes in the fundamental principle of "one share, one vote". Accordingly, we will vote tophase out dual voting rights or classes of share with restricted voting rights, and will oppose attemptsto introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulativevoting; directors should represent all shareholders equally, and voting rights should accrue inaccordance with the shareholder's equity capital commitment to the company.

  Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votesto approve mergers, consolidations or sales of assets or other business combinations.

 10) SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)
  10A. SHARE OPTIONS
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.


  10B. LONG-TERM INCENTIVE PLANS (L-TIPS)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code , feels that the performance related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.


 11) OTHERS
  11A. POISON PILLS
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined "triggering event "occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

  11B. COMPOSITE RESOLUTIONS
     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.


  11C. SOCIAL / ENVIRONMENTAL ISSUES
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.


     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.


     see Socially Responsible Investment (SRI)


  11D. CHARITABLE ISSUES
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.


  11E. POLITICAL ISSUES
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.


 12) SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
  12A. ACTIVISM STATEMENT
     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:
     . ensure managers have an explicit strategy on activism
     . monitor the performance of investee companies
     . intervene where necessary
     . evaluate the impact of engagement activity
     . report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in under-performing companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients 'interests are best served by selling shares in under-performing companies. JPMF's approach is set out below.


  12B. ACTIVISM POLICY
     (I) EXPLICIT STRATEGY -
       A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

       Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

     (II) MONITOR PERFORMANCE-
       At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.

     (III) INTERVENE WHERE NECESSARY-
       As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.


       Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasions, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.


       JPMF does not intervene directly in the management of companies. However where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

     (IV) EVALUATE IMPACT
       No-one to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo Saxon markets was supported by a belief in their strong governance culture.

       As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

       We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.

     (V) REPORTING
       Reports detailing our engagement activity are available to clients on a quarterly basis.

 13) SOCIALLY RESPONSIBLE INVESTMENT ("SRI")
  13A.  SRI STATEMENT
       From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on socially responsible investment in their Statement of Investment Principles.

       JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

       For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

       For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.


  13B.  SRI POLICY
       Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

       Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

       In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly". Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

       The current focus of this engagement process is on UK companies. However social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES


PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES

 1) The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.


 2) In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

 3) JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

 4) The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

 5) For routine proxies (e.g. in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

 6) Where proxy issues concern corporate governance, take-over defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

 7) Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.

PART V: JAPAN PROXY VOTING GUIDELINES


PART V: JAPAN PROXY VOTING GUIDELINES

 1) NUMBER OF DIRECTORS
  To ensure a swift management decision-making process, the appropriate number of directors shouldbe 20 or less.


 2) RELEASE OF DIRECTORS FROM LEGAL LIABILITY
  Vote against actions releasing a director from legal liability.


 3) DIRECTOR'S TENURE
  Director's tenure should be less than 1 year.


 4) DIRECTOR'S REMUNERATION
  Remuneration of directors should generally be determined by an independent committee.


 5) AUDIT FEES
  Audit fees must be at an appropriate level.


 6) CAPITAL INCREASE
  Capital increases will be judged on a case-by-case basis depending on its purpose. Vote againstcapital increases if the purpose is to defend against a take-over.

 7) BORROWING OF FUNDS
  Vote against abrupt increases in borrowing of funds if the purpose is to defend against a take-over.


 8) SHARE REPURCHASE PROGRAMS
  Vote in favor of share repurchase programs if it leads to an increase in the value of the company'sshares.


 9) PAY-OUT RATIO
  As a general rule, vote against any proposal for appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.


 10) MERGERS/ACQUISITIONS
  Mergers and acquisitions must only be consummated at a price representing fair value.


 11) STOCK OPTIONS
  Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.


 12) POLITICAL CONTRIBUTIONS
  Do not approve any use of corporate funds for political activities.


 13) ENVIRONMENTAL/SOCIAL ISSUES
  Do not take into account environmental / social issues that do not affect the economic value of the company.

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES


I. POLICY STATEMENT


Introduction - Morgan Stanley Investment Management's ("MSIM") policies and
------------
procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - To assist the MSIM Affiliates in their responsibility
-----------------------
for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.


Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES


To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

  A) Management Proposals
    When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Selection or ratification of auditors.
    . Approval of financial statements, director and auditor reports.
    . Election of Directors.
    . Limiting Directors' liability and broadening indemnification of Directors. . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.
    . General updating/corrective amendments to the charter.
    . Elimination of cumulative voting.
    . Elimination of preemptive rights.
    . Provisions for confidential voting and independent tabulation of voting results.
    . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


    Capitalization changes
    ----------------------
    . Capitalization changes that eliminate other classes of stock and voting rights.
    . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
    . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
    . Proposals for share repurchase plans.
    . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
    . Proposals to effect stock splits.
    . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

    Compensation
    ------------
    . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
    . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
    . Establishment of Employee Stock Option Plans and other employee ownership plans.

    Anti-Takeover Matters
    ---------------------
    . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
    . Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.
    . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
    . Creation of "blank check" preferred stock.
    . Changes in capitalization by 100% or more.
    . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
    . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.
    . Proposals to indemnify auditors.

    The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


    Corporate Transactions
    ----------------------
    . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
    . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
    . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:
      (i) Whether the stock option plan is incentive based;
      (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;
      (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

    Anti-Takeover Provisions
    ------------------------
    . . Proposals requiring shareholder ratification of poison pills.
    . . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

  B) SHAREHOLDER PROPOSALS
    The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:
    . Requiring auditors to attend the annual meeting of shareholders.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.
    . Confidential voting.
    . Reduction or elimination of supermajority vote requirements.

    The following shareholder proposals will be voted as determined by the Proxy Review Committee.
    . Proposals that limit tenure of directors.
    . Proposals to limit golden parachutes.
    . Proposals requiring directors to own large amounts of stock to be eligible for election.
    . Restoring cumulative voting in the election of directors.
    . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
    . Proposals that limit retirement benefits or executive compensation.
    . Requiring shareholder approval for bylaw or charter amendments.
    . Requiring shareholder approval for shareholder rights plan or poison pill. . Requiring shareholder approval of golden parachutes.
    . Elimination of certain anti-takeover related provisions.
    . Prohibit payment of greenmail.

    The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.
    . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
    . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.
    . Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

  A) Proxy Review Committee

    The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

    a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

    b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.


    c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

    e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

CO/PROCEDURES/PROXY FINAL 5/30/03

                             NEUBERGER BERMAN, LLC

                                  PROXY POLICY


I. INTRODUCTION


Neuberger Berman, LLC ("NB") is generally responsible for voting the proxies of its ERISA accounts.


This precept is based on the views of the Department of Labor ("DOL") set forth in an advisory letter known as the "Avon letter".


The DOL maintains that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any other fiduciary obligation of an investment manager. Accordingly, NB, as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan's participants or beneficiaries.*


NB has created a Proxy Committee** to formulate a policy on the manner in which NB will vote ERISA Account proxies.


In formulating a proxy policy, the Proxy Committee believes that many propositions to be voted upon will fit into categories and, presumptively, such propositions should be voted on in a predetermined manner to meet the DOL requirements outlined above.


Such proxy policy is based on the following positions taken by the proxy committee:


  (i) management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and


  (ii) measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term and should not be supported.


II. FLEXIBILITY OF THE POLICY DIRECTIVES


The NB policy of specific voting directives as set forth in Section IV below are not intended to be rigid. Based on the particular factual situation or the investment goals of a particular ERISA account, circumstances may arise where adherence to a preset proxy policy will not advance the best interests of plan beneficiaries. Proxies may be voted contrary to the specific directives contained herein if (i) approved by a majority of the members of the proxy committee and (ii) such approval is based on the DOL precepts and rules set forth above.


A request to deviate from a specific directive can be made by the money manager of the ERISA account, a member of the NB Executive Committee or a member of the Proxy Committee.


The Proxy Committee will maintain appropriate records of its actions approving deviations from the directive, citing reasons therefor.


III. AMENDMENT OF DIRECTIVES


The Proxy Committee will meet periodically to review the voting directives. Directives are subject to amendment by vote of a majority of the Proxy Committee members.

IV. THE VOTING DIRECTIVES


 1) Director Slate. Vote FOR the management slate. This is based on the view that (i) management is in a good position to determine the credibility of the nominees and (ii) director selection alone generally does not materially affect a company's market value. However, if director states are proposed in the context of proxy fights, the NB research analyst covering the company is to analyze competing slates and determine in accordance with the DOL precepts whether NB should vote for the management or stockholder slate. Director selections in proxy fights can materially affect a company's value, since management may be more interested in remaining in place than serving stockholders' best interests.


 2) Increase "Blank Check" Authorized Preferred Stock.Vote AGAINST increases in "blank check preferred stock" (i.e., preferred stock all or many of whose rights, preferences and designations, (e.g.; dividend and voting rights) can be established by the Board of Directors acting alone) on the grounds that the Board of Directors can readily issue such stock in conjunction with "poison pill" devices or otherwise fashion such stock into takeover deterrents or weapons. Vote FOR the authorization of preferred stock whose rights, designations and preferences are pre-established where such stock is being authorized to achieve a specific and legitimate corporate purpose.

 3) Classified or "Staggered Board. Vote AGAINST proposals to classify or stagger boards. The periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate. To illustrate: a typical classified board consists of three equal or nearly equal classes of directors where only one class is up for election each year. Each director on a classified board serves a three year term, as opposed to a one year term served by directors that are not subject to a staggered arrangement.

 4) Cumulative Voting. Under cumulative voting minority shareholders dissatisfied with entrenched management can achieve board representation. Under cumulative voting, each stockholder is permitted to cast a number of votes equal to the number of shares he owns multiplied by the number of directors to be elected. The stockholder may cast these votes among any or all the nominees for director in any manner he wishes. The stockholder, for example, can concentrate all his votes for the election of just one director.

If there is evidence that the Company is attempting to entrench the Board, or if the Company has significant anti-takeover devices already in place, we will vote FOR cumulative voting. If not, and if we are pleased with the current structure of the Board, we will vote AGAINST such proposals. Consequently, our decision will be made on a case by case basis.


 5) Restrictions on Stockholders to Act by Written Consent. Vote AGAINST restrictions on use of stockholder written consents in lieu of a stockholder meeting. Use of written consents is an inexpensive method often not requiring compliance with the proxy rules employed by stockholders to pass resolutions that might be challenged by entrenched management in a stockholders meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.

 6) Restrictions on Stockholders to Call Meetings. Vote AGAINST restrictions on stockholders to call meetings. Any limitation on stockholders to act can strengthen entrenched management's hand in a takeover or other corporate challenge and thus can both render the corporation a less attractive takeover candidate and bestow to management a decided advantage in a takeover.

 7) Confidential Voting. Vote FOR confidential voting which permits stockholders, particularly large institutional stockholders, to vote without identification.

 8) Super-Voting Stock Characteristics. Vote AGAINST super-voting stock. This device gives entrenched management or other insiders excessive voting dominance or power through stock where each share can carry ten or more times the number of votes of the stock issued to the public. Under current S.E.C. regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

 9) "Capping" the Number for Directors. Vote AGAINST "capping" the board. Entrenched management can use this device to limit the number of directors to its own friendly directors, thus making it more difficult for outside stockholders to add their own representatives to the board.

 10) Supermajority Provisions. Vote AGAINST. These provisions increase the difficulty of amending charter and By-Law provisions, thereby securing the continuation of such provisions presumably supported by entrenched management. A supermajority provision provides that amendment to the charter and/or By-Laws or any provision thereof requires a vote of more than the holders of a majority of stock (e.g., 66-2/3% of all votes).

 11) Fair Price Provisions Vote AGAINST fair price provisions. Such provisions tend to make takeovers, particularly tender offers, more expensive by requiring that stockholders tendering their shares in the "back end" of a tender offer receive consideration whose value is equal to that given to stockholders who tender their shares in the "front end." Certain states such as Delaware have built fair price provisions into their corporate law, which provisions apply to all public companies except for those that expressly "opt out" of the requirement. Thus vote FOR any proposal to "opt out" of a fair price statute, which would most likely take the form of a stockholder proposal.

 12) Stock Option Plans and other Stock and Deferred Compensation Arrangements. Vote FOR management-sponsored compensation plans for rank and file employees that do not alone or in conjunction with other plans result in reserving over 20% of the Company's total issued and outstanding stock. Management is generally in the best position to establish means of compensating its rank and file employees. Also vote FOR compensation plans whose participants include officers and directors, provided that such plans (alone or in conjunction with already existing plans) either (i) are not structured so as to enable a control block of stock (over 10%) to be issued to such officers and directors or (ii) do not provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles (golden parachutes) parachutes in the event of a takeover.

Vote AGAINST any plan under which insiders can acquire control blocks of stock or receive excessive compensation or takeover cash-outs. Such plans can either have the effect of entrenching management or transferring excessive amounts of corporate assets out of the corporation (and thus not in the best interest of stockholders).


 13) Director Liability Limitation Proposals. Vote FOR proposals limiting director liability on the grounds that such proposals are necessary to attract board nominees of quality in a litigious corporate environment where director and officer liability insurance is often quite expensive.

 14) Environmental Issues, Discrimination Issues, Health Issues and other "Social Proposals". Neuberger Berman, LLC appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general. Accordingly, Neuberger Berman, LLC will review and vote on such social-oriented proposals in accordance with its legal responsibilities and its voting procedures described in Part II of this Policy ("Flexibility of the Policy Directives"). In such review, Neuberger Berman, LLC will seriously consider management's recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation's business and stockholders.

 15) Selection of Auditor. Vote as recommended by management. Proposals on selection of an auditor generally do not materially impact on a corporation's market value, and management is generally most qualified to make this determination.

 16) Adjustments in Charter or By-laws to Conform to Corporate Law Changes. Generally vote as recommended by management on technical adjustments to corporate documents stemming from ongoing changes in corporate and securities law. Such technical adjustments generally do not materially impact on the corporation's market value. Moreover, management and corporate counsel are most qualified to monitor the propriety of these changes for compliance purposes.

 17) Change in Par Value of Authorized Stock. Generally vote FOR these proposals on the grounds that changes in par value are routine matters not likely to impact materially on corporate market value and that management is most qualified to determine this type of matter. Vote AGAINST those proposals, however, that call for (i) reduction of par value that would decrease the value of a security held by NB or clients (e.g., reduction in par value where the security is redeemable at par), (ii) increase in par value that will materially reduce the corporation's paid in or excess capital that otherwise could be used for legitimate purposes, e.g., reinvestments, payment of dividends, etc. or (iii) reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction will permit the corporation to issue these securities for a lower price, thus enhancing management's ability to defend against takeovers.

V. FREQUENT PROPOSITIONS WITH NO DIRECTIVE


There are proposals that frequently arise that will require Proxy Committee action because such propositions and the context in which they arise are not susceptible of a presumptive vote as in Section IV. Examples are listed below.


 1) Increases in Common Stock. Vote FOR increases in authorized common stock that are necessary to achieve legitimate corporate purposes because authorized common stock constitutes an important vehicle for raising capital and, vote AGAINST increases in authorized common stock that are unnecessary, excessive or likely to be used to deter or fight takeovers or unnecessarily dilute current stockholders.


 2) Dividend Rights Plans, Poison Pills and Similar Devices. The Proxy Committee believes that the impact of dividend rights plans, poison pills and similar devices on corporate governance and shareholders' values substantially varies depending upon numerous factors, including but not limited to the following: the specific terms of the plan or device, the prior performance of Management, the extent to which anti-takeover and Management entrenchment devices are in place, the extent to which Management's decisions both in general and in particular with regard to mergers, acquisitions and the like, are subject to shareholder and Board of Director review, the medium and long term business plans of the Company, the relationship of stock price to unrealized values, and the extent to which the corporation is presently perceived as a merger candidate. Accordingly, the Proxy Committee will evaluate and vote on matters regarding these types of plans or devices on a case-by-case basis, taking such of the foregoing and such other factors into account as it deems appropriate in the particular circumstances then pertaining.

 3) Merger Consolidation Reorganization Recapitalization Sale of Assets. Voting on non-routine corporate transactions such as mergers, consolidations, reorganizations, tender offers and large asset sales should be voted as determined based on analysis of the transaction by the appropriate research analysts or portfolio managers. The vote on these transactions should be the result of reasoned and formulated investment decisions.

 4) Anti-Greenmail Proposals. Anti-greenmail proposals prohibit management from buying out at a premium a stockholder that management views as disruptive (or potentially disruptive). Vote FOR anti-greenmail proposals that are designed primarily to serve legitimate corporate purposes such as requiring equal treatment among stockholders and preventing corporate waste. Vote AGAINST such proposals designed primarily to deter potential raiders from making large investments in the subject corporation as a first step in a takeover (a raider may not want to commit large sums up front if he has no opportunity to receive a premium if he decides to withdraw).

 5) Standoff Proposals. "Standoff proposals" typically prohibit a corporation from engaging in material transactions (mergers, asset purchases, etc.) with a "substantial stockholder" (often defined as a stockholder who acquires over 10% or 15% of the outstanding stock for a period of time, e.g. 5 years) unless the transaction is consented to by the board of directors or a supermajority of stockholders. Vote FOR those standoff provisions designed to prevent the corporation from being forced to engage in transactions with disruptive stockholders and vote AGAINST those proposals designed to prevent legitimate raiders from effecting transactions with the corporation in connection with takeovers.

 6) Stockholder Proposals on Corporate Matters. Often stockholder proposals attempt to overturn anti-takeover arrangements that have been in place over time (e.g., staggered boards, supermajority provisions). Some of these arrangements will have served the corporation well, others poorly. Thus, voting on any of these proposals should be on a case-by-case basis. Other stockholder proposals relate to procedural issues or issues that do not directly affect the corporation's business (e.g., calling a stockholders' meeting by a rocket company to discuss rocket safety). Vote for these proposals as recommended by management because management is often in the best position to determine these procedural or collateral issues.

 7) Reincorporation Into Delaware or Other State with "Pro-Management" Corporate Laws. Vote AGAINST such proposals for reincorporation into Delaware or other pro-management states (e.g., New York and Nevada) if the proposed state is considered "pro-management" because its corporation or similar laws contains a variety of provisions that limit stockholder rights in favor of management. "Pro-management" laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals may have such objectives, there are occasions when we should vote FOR if the Proxy Committee believes that the purpose of the reincorporation is to secure certain benefits such as laws permitting limitations on directors' and officers' liability which enhances a corporation's ability to secure quality management.

VI. OTHER PROPOSALS AND DEVIATIONS FROM VOTING DIRECTIVES


Periodically proposals will appear in proxy material that do not fit any of the descriptions set forth in Section IV or that the Proxy Committee will not want to vote as discussed above. Such proposals will be dealt with by the Proxy Committee as described in Section II of this proxy policy.


VII. RECORD OF VOTING


In each case, the Proxy Committee should maintain internal records on how and why NB voted the proxies.


Original Guidelines: 05/31/91


Revised 04/19/00 Re: Cumulative Voting.


Revised 11/05/02 Re: South African issue

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)


                           STOCK PROXY VOTING POLICY

                            FOR ALL CLIENT ACCOUNTS



GENERAL POLICY
--------------

Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:


 1) To vote shares of common stock in the long-term economic best interest of the clients.

 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.


 3) To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS
-------


For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."

CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS
            ----------------------------

Philosophy: The Advisers are willing to defer to management on matters of a
----------
routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:


 1) selection of auditors


increasing the authorized number of common shares election of unopposed independent directors


CATEGORY II: SPECIAL INTEREST ISSUES
             -----------------------

Philosophy: While there are many social, political, environmental and other
----------
special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
              -----------------------------------------------------------

Philosophy: The Advisers are not willing to defer to management on proposals
----------
which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors. Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors. Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail. These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions. These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.


 5)


 6) Defensive Strategies. These proposals will be analyzed on a case-by-case
 -----------------------
  basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.


 7)


 8) Business Combinations or Restructuring. These proposals will be analyzed on
 -----------------------------------------
  a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 9)


 10) Executive and Director Compensation. These proposals will be analyzed on a
 ---------------------------------------
  case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.


 11)


Policy Established August, 1988
Revised May, 2003

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION

                              PROXY VOTING REPORT

                        DETAILED PROXY VOTING GUIDELINES



I. THE BOARD OF DIRECTORS

  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.

  B) CHAIRMAN AND CEO ARE THE SAME PERSON


    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  C) MAJORITY OF INDEPENDENT DIRECTORS

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  D) STOCK OWNERSHIP REQUIREMENTS

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  E) TERM OF OFFICE

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  F) DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.


    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  G) CHARITABLE CONTRIBUTIONS

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II. PROXY CONTESTS

  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.

  B) REIMBURSE PROXY SOLICITATION EXPENSES

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


III. AUDITORS


RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).


We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.

IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  B) SHAREHOLDER ABILITY TO REMOVE DIRECTORS

    We vote AGAINST proposals that provide that directors may be removed only for cause.


    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  C) CUMULATIVE VOTING

    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  D) SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  E) SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  F) SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

    We vote FOR proposals that seek to fix the size of the board.


    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V. TENDER OFFER DEFENSES

  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  B) FAIR PRICE PROVISIONS

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  C) GREENMAIL

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  D) PALE GREENMAIL

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  E) UNEQUAL VOTING RIGHTS

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  F) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  G) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  H) WHITE SQUIRE PLACEMENTS

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI. MISCELLANEOUS GOVERNANCE PROVISIONS

  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  B) EQUAL ACCESS

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  C) BUNDLED PROPOSALS

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  D) SHAREHOLDER ADVISORY COMMITTEES

    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  B) STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  C) REVERSE STOCK SPLITS

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  D) BLANK CHECK PREFERRED AUTHORIZATION

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  E) SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  F) ADJUST PAR VALUE OF COMMON STOCK

    We vote FOR management proposals to reduce the par value of common stock.

  G) PREEMPTIVE RIGHTS

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  H) DEBT RESTRUCTURINGS

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  I) SHARE REPURCHASE PROGRAMS

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. EXECUTIVE AND DIRECTOR COMPENSATION


  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.


  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  B) SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  C) GOLDEN AND TIN PARACHUTES

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  D) EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  E) 401(K) EMPLOYEE BENEFIT PLANS

    We vote FOR proposals to implement a 401(k) savings plan for employees.

IX. STATE OF INCORPORATION

  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  B) VOTING ON REINCORPORATION PROPOSALS

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X. MERGERS AND CORPORATE RESTRUCTURINGS

  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.

  B) CORPORATE RESTRUCTURING

    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  C) SPIN-OFFS

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  D) ASSET SALES

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  E) LIQUIDATIONS

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  F) APPRAISAL RIGHTS

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  G) CHANGING CORPORATE NAME

    We vote for changing the corporate name.

XI. MUTUAL FUND PROXIES

  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  B) INVESTMENT ADVISORY AGREEMENT

    We vote on investment advisory agreements on a case-by-case basis.

  C) FUNDAMENTAL INVESTMENT RESTRICTIONS

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.


  D) DISTRIBUTION AGREEMENTS


    We vote on distribution agreements on a case-by-case basis.


XII. SOCIAL AND ENVIRONMENTAL ISSUES


In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:


.. Energy and Environment


.. South Africa


.. Northern Ireland


.. Military Business


.. Maquiladora Standards and International Operations Policies


.. World Debt Crisis


.. Equal Employment Opportunity and Discrimination


.. Animal Rights


.. Product Integrity and Marketing


.. Human Resources Issues

April 15, 2003


                               PUTNAM INVESTMENTS


                            PROXY VOTING PROCEDURES


INTRODUCTION AND SUMMARY

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.


This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.


PROXY COMMITTEE

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:


 1) reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.


 2) considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:


 1) annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.


 2) coordinates the Proxy Committee's review of any new or unusual proxy issues.

 3) manages the process of referring issues to portfolio managers for voting instructions.

 4) oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

 5) coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

 6) maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

 7) prepares and distributes reports required by Putnam clients.

PROXY VOTING GUIDELINES

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.


Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:


 1) If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.


 2) For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.


The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:


 1) The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.


 2) No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

 3) Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

 4) The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

 5) Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING

The Legal and Compliance Department will retain copies of the following books and records:


 1) A copy of Proxy Procedures and Guidelines as are from time to time in effect;


 2) A copy of each proxy statement received with respect to securities in client accounts;

 3) Records of each vote cast for each client;

 4) Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

 5) Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

EXHIBIT A TO PROXY PROCEDURES

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES


The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.


The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.


I. BOARD-APPROVED PROPOSALS

Proxies will be voted for board-approved proposals, except as follows:


A. Matters Relating to the Board of Directors
---------------------------------------------

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

  . Putnam will withhold votes for the entire board of directors if . The board does not have a majority of independent directors; or . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). Proxies will generally be voted on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

  . Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).
  . Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.
  . Putnam will vote on a case-by-case basis in contested elections of directors.
    . Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

    . Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

    . Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. Executive Compensation
-------------------------

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

  . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).
  . Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
  . Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.
  . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.


C. Capitalization
-----------------

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where Putnam is not otherwise withholding votes from the entire board of directors:

  . Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction). . Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)
  . Putnam will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other
---------------------------------------------------------------------
Transactions
------------

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

  . Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures
-------------------------

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

  . Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and . Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters
-------------------------

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

  . Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).
  . Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.
  . Putnam will vote on a case-by-case basis on other business matters where
    Putnam is otherwise withholding votes for the entire board of directors.

II. SHAREHOLDER PROPOSALS

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

  . Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
  . Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
  . Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.
  . Putnam will vote on a case-by-case basis on other shareholder proposals where Putnam is otherwise withholding votes for the entire board of directors

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

  . Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.
  . Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
  . Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
  . Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:


    (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.


    (2) Share reregistration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.


    (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.


Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

EXHIBIT B TO PROXY PROCEDURES

Proxy Vote Recommendation Request: Company XYZ, Vote Due X/X/XX

                        PUTNAM INVESTMENTS PROXY VOTING
                        VOTE RECOMMENDATION REQUEST FORM

From: Victoria Cardext. 1-1168


Meeting Date:


VOTE RECOMMENDATION DUE DATE:

Company Name:


Country:





Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.


Referral Agenda items:


 1) [Description of item]


Recommendation:





Please see attached ISS and/or IRRC analysis for information on the proposals.





Please fill out the required information below on contacts regarding the recommendation.


Please describe any contacts with any person outside the Investment Division or the Legal and Compliance Department-Proxy Group regarding the proxy other than proxy soliciting firms (if none please answer "none"):

EXHIBIT C TO PROXY PROCEDURES
                               PUTNAM INVESTMENTS
                           PROXY VOTE DISCLOSURE FORM




 1) Company Name: __________________________.


 2) Date of Meeting:________________________________________.

 3) Referral Item(s): (a)________________________________________

        (b)________________________________________


        (c)________________________________________


        (d)________________________________________


        (e)________________________________________


 4) Description of Putnam's Business Relationship with Issuer of Proxy:

___________________________________________________________


___________________________________________________________


___________________________________________________________


___________________________________________________________


 5) Describe any special conflict issues or remedial steps taken in furnishing recommendations on the referral items:

___________________________________________________________


___________________________________________________________


___________________________________________________________


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, the information set forth in this form is true and correct.


   _______________________________


Name:


Title:



       T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

                         RESPONSIBILITY TO VOTE PROXIES


As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.


PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.


Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews
T. Rowe Price's proxy voting process, policies, and voting records.


T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.


FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.


CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.


T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:


ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.


ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.


SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.


MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                          UBS GLOBAL ASSET MANAGEMENT
                              CORPORATE GOVERNANCE
                                   PHILOSOPHY
                               VOTING GUIDELINES
                                      AND
                                     POLICY
                                   DRAFT 7.0


                                  8 April 2003


                              A.Table of Contents


I. Voting and Corporate Governance Policy...............................1

 A. General Corporate Governance Benchmarks............................. 1

 B. Proxy Voting Guidelines - Macro Rationales.......................... 3

 C. Proxy Voting Disclosure Guidelines.................................. 6

 D. Proxy Voting Conflict Guidelines.................................... 7

II. Voting and Corporate Governance Procedures..........................9

 A. Global Corporate Governance Committee............................... 9

 B. Proxy Voting - Process.............................................. 10

 C. Taking Action with a Company's Board................................11

 D. Procedures for Contacting the Media ................................. 12

 E. Recordkeeping.......................................................13

Appendices: Local Voting Policies:

  - UK / London......................................................... 14

 - AU / Sydney.......................................................... 16

 - CH / Zurich.......................................................... 18

 - JP / Tokyo........................................................... 19

 - CA / Toronto......................................................... 20

 - US / Chicago......................................................... 21

I. VOTING AND CORPORATE GOVERNANCE POLICY
Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interest of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt. For this reason, we seek full voting discretion from our clients where applicable.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

UBS Global Asset Management believes that good governance practices are an essential element in the stewardship of a corporation. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. In acting on behalf of our clients, our objective is to seek to maximize the value of client investments. To achieve this objective, we have implemented this policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.


A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT


GUIDELINES:
.. Board exercises judgment independently of management.

.. Separate Chairman and Chief Executive.


.. Board has access to senior management members.


.. Board is comprised of a significant number of independent outsiders.


.. Outside directors meet independently.


.. CEO performance standards are in place.


.. CEO performance is reviewed annually by the full board.


.. CEO succession plan is in place.


.. Board involvement in ratifying major strategic initiatives.


.. Compensation, audit and nominating committees are led by a majority of outside directors.


PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP


GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience.

.. Board conducts the screening and selection process for new directors.


.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL


GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

.. Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.


.. Employment contracts should not entrench management.


.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.


PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS


GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.

.. Incentive schemes should align management with shareholder objectives.


.. Employment policies should encourage significant shareholding by management and board members.


.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.


.. Long-term incentives should be linked to transparent long-term performance criteria.


.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.


PRINCIPLE 5: AUDITORS ARE INDEPENDENT


GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.

.. Audit, consulting and other fees to the auditor are explicitly disclosed.


.. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.


.. Periodic (every 5 years) tender of the audit firm or audit partner.


B. PROXY VOTING GUIDELINES - MACRO RATIONALES

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period which it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Generally, we will exercise voting rights on behalf of clients in accordance with this policy. However, we may take actions not consistent with this policy when we believe it necessary to act prudently considering the prevailing circumstances, consistent with our obligation to maximize the value of client investments and for the exclusive purpose of benefiting its clients.


Where a client has given specific direction as to how to exercise voting rights on its behalf, we will, to the extent possible, vote in accordance with a client's direction. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.


GENERAL GUIDELINES

 1) When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


 2) If management's performance has been questionable we may abstain or vote against specific proxy proposals.

 3) Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

 4) In general, we oppose proposals, which in our view, act to entrench management.

 5) In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

BOARD OF DIRECTORS & AUDITORS

 6) Although we wish to encourage directors to own shares, we acknowledge that the accumulation of a significant shareholding may need to be phased-in over a period of years in that qualified board members with insufficient liquid funds could otherwise be steered away from board duty.

 7) Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

 8) We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board; that allow shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies; that permit shareholders to act by written consent; and that limit the bias present when proxy solicitation and contest defense expenses are reimbursed for incumbents but not for dissidents unless they are successful.

 9) We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

COMPENSATION

 10) We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

 11) Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

 12) ll senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

 13) We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

 14) Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes or the re-pricing of options such that management is rewarded for poor performance or further entrenches its position.

 15) Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

GOVERNANCE PROVISIONS

 16) We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

 17) We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

 18) Any substantial new share issuance should require prior shareholder approval.

 19) We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

 20) We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

 21) Staggered boards, where directors are elected to overlapping terms, can provide some continuity of oversight. Therefore, we generally do not oppose management's recommendation to implement a staggered board, unless we object to management's handling of a company, or are concerned about the independence of the Board.

 22) We generally support the regular re-election of directors on a rotational basis.

CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

 23) It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

 24) In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

MERGERS, TENDER OFFERS & PROXY CONTESTS

 25) Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

 26) Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

 27) There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. Our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value and we are therefore generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

ADMINISTRATIVE & OPERATIONS

 28) Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

 29) We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

C. PROXY VOTING DISCLOSURE GUIDELINES

.. Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or other fiduciaries, the manner in which we exercised voting rights on behalf of the client.


.. Upon request, we will inform a client of our intended vote provided the request does not raise a conflict issue due to the client's relationship with the company that has issued the proxy (See Proxy Voting Conflict Guidelines below). Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until a few days before the deadline. We will make every effort to communicate with our clients effectively on these issues.


.. Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions.


.. Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst, proxy voting delegate and Legal and Compliance Department.


.. Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.


.. In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.


.. We will inform the company (not their agent) where we have decided to vote against any material resolution at their company.


..
  The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.


Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D. PROXY VOTING CONFLICT GUIDELINES

..  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset
   Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:


.. No personnel in UBS Global Asset Management's marketing, sales or business development departments shall participate in or have influence over how any specific voting rights are exercised.


.. UBS Global Asset Management has instituted information barriers designed to separate UBS Global Asset Management from its affiliates engaged in banking and investment banking activities. These information barriers are intended to prevent us from gaining access to inside information that our banking and investment banking affiliates may have acquired or developed in connection with their business activities and vice versa. None of our personnel may disclose information regarding our voting intentions to any banking or investment banking affiliate. Any of our personnel involved in the proxy voting process who are contacted by such an affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.


.. Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

II. VOTING AND CORPORATE GOVERNANCE PROCEDURES


A. GLOBAL CORPORATE GOVERNANCE COMMITTEE

Members:
--------

.. Global CIO (Chair) and Local CIOs or their equivalents from each office
  (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates


.. Representative from Operations


.. Global Head of Legal & Compliance will act as counsel to the Committee


Responsibilities:
-----------------

.. To review, approve and oversee the implementation of this Policy.


.. Keep abreast of and share trends in corporate governance and update this policy as necessary.


.. To provide a forum for discussing corporate governance issues between regions.


.. Coordinate with the Communications group on all corporate or other communication related to global proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Engage and oversee any independent proxy voting services being used.


.. Oversee the activities of the Local Corporate Governance Committees.


Meetings:
---------
Meetings will be held at least quarterly.


LOCAL CORPORATE GOVERNANCE COMMITTEES
Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:


.. Relationships with clients and potential clients


.. Banking and investment banking divisions within UBS


.. Media sensitive votes


The Local Corporate Governance Committees will set their own agendas and schedule, but should meet at least twice a year on a formal basis.


Members:
--------

.. Local CIO or equivalent (chair) from each office (Chicago, London, Zurich,
  Tokyo, Toronto & Sydney) or their appointed delegates


.. Personnel from the Equity group


.. Operations group representative


.. A Legal & Compliance group representative will act as counsel to the Committee


Responsibilities:

.. Keep abreast of and share trends in corporate governance and update local policy as necessary.


.. Provide a forum for discussing corporate governance issues within a region.


.. Oversee the proxy voting process.

.. Coordinate with the Communications group all corporate or other communication related to local proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Interpret this Policy into the local context.


.. Propose additional Macro Rationales at the global and local levels.


.. Review and resolve conflicts of interest.


B. PROXY VOTING - PROCESS

The Global Corporate Governance Committee, under the chairmanship of the Global CIO, is responsible for our corporate governance policy and proxy voting process.


Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.


In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

..   Proxies are divided into 2 categories:
   . Active - Companies held in an actively managed portfolio
   . Passive - Companies held in an index, index-like or quantitative portfolio

   1)Active

     . ISSUES ON PROXIES ARE DIVIDED INTO THREE CATEGORIES:


      .Sensitive - Requires Analyst, Research Director and Global Chief
       Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.


      .Ordinary - May be voted by a delegate of the Equity group according to our general guidelines and macro rationales regardless of whether for or against management.


      .Directed - Votes may be effected by a delegate according to specific written client guidelines.


      Votes on proxy issues where we are aware of a conflict of interest require approval of the full Local Corporate Governance Committee as more fully described above in Section I.C. Proxy Voting Conflict Guidelines.

    . SENSITIVE ISSUES

      Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.


   2)Passive

      Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

BALLOT RECONCILIATION
UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.


C. PROCEDURES FOR TAKING ACTION WITH A COMPANY'S BOARD

   .Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.


   .
     Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.


   .If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. If we initiate the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.


   .
     If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

     . withdraw our support for the common stock;
     . communicate with the entire board;
     . reflect our positions in our proxy vote opportunities; or . contact other shareholders regarding our concerns.

   .When we initiate a formal communication to the board it will include the following:

     .
       A statement of our belief in the importance of good corporate governance; .A listing of areas of deficient governance we believe to exist at the company;
     .A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies; and .A request for a response as to what actions the board feels is necessary to address our concerns.

D. PROCEDURES FOR CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.


Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.


The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.


All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.


E. RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:


.. Our policies and procedures;


.. Proxy statements received;


.. Votes cast per client;

.. Number of shares voted;


.. Communications received and internal documents created that were material to the voting decision;


.. A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and


.. Client requests for proxy voting records and our Policy, as well as our response.


LOCAL POLICY - UK / LONDON

 DIRECTORS'              Greenbury - Invited to
 REMUNERATION            approve all new long term
 AND/OR PENSION          incentive schemesGreenbury -
 ARRANGEMENTS            Shares granted should not
                         vest, and options should not
                         be exercisable, in under
                         three yearsGreenbury - Total
                         awards potentially available
                         should not be
                         excessiveGreenbury - Subject
                         to challenging
                         criteriaGreenbury -
                         Consideration
                         should be given to criteria
                         which reflects the company's
                         performance relative to a
                         group of comparator
                         companies in some key
                         variables such as
                         TSRGreenbury -
                         re grant options
                         phasedGreenbury - Executive
                         options are not at a
                         discountABI -
                         Options should only be
                         granted over the capital of
                         the parent company.ABI - A
                         Scheme should not last more
                         than 10 yearsABI - All         Each on its own merits
                         Schemes No more than 10%
                         of share capital should be
                         used in any rolling 10 year
                         periodABI - Executive
                         Schemes No more than 5% of
                         the issued Ordinary share
                         cap in any 10 year
                         period unless these Options
                         are Super-OptionsCombined
                         Code - Agrees with the
                         recommendations of the
                         Greenbury Code.
 BASIC AUTHORITY FOR     Companies Act - Section 80
 DIRECTORS TO ALLOT      provides authority for
 ANY SHARES              Directors to issue
                         sharesABI5 - New issues
                         should not exceed one third
                         of existing issued share
                         capital - taking account
                         amounts reserved for share     For Management
                         schemes, warrants or
                         convertible shares
 SHARE ALLOTMENT OTHER   Companies Act - Section 89
 THAN TO EXISTING        imposes pre-emption (shares
 SHAREHOLDERS            must be first offered to
                         existing shareholders on a
                         pro-rata basis)Companies Act
                         - Section 95 allows
                         dis-application of S89 for
                         issues of shares for cash
                         (but not for assets)IPC -
                         Dis-application of S89
                         acceptable provided no more
                         than 5% of the issued          For management if issue
                         capital on a non-pre-emptive   meets IPC 5% guideline
                         basis in any one year and no
                         more than 7.5% in the
                         current and preceding 2
                         years
 MARKET PURCHASE OF      ABI7 -Authority under S166
 ITS OWN SHARES BY       must be renewed annually;
 COMPANY                 increase in EPS a
                         pre-requisite; approval of
                         preference shareholders
                         necessary; 10% of issued
                         share capital is
                         appropriateCompanies Act -
                         Section 166 permits
                         buy-back, S162 must have
                         power for buy-back within      For Management if
                         articles of assoc.Stock        criteria is met.
                         Exchange Yellow book - up to
                         15% of issued share capital
                         within 12 months
                         permissible. Price must not
                         exceed 105% of market value.
 SCRIP DIVIDEND
 ALTERNATIVE             No guidelines                  For Management
 ENHANCED SCRIP
 DIVIDEND                No guidelines                  Each on its own merits
 AMENDMENTS TO
 ARTICLES OF             No guidelines                  For Management
 ASSOCIATION
 SHAREHOLDER RESN.       No guidelines                  For Management
 POLITICAL DONATIONS                                    For Management if the
                         Political Parties, Elections   company issues a
                         and Referendums Act 2000       statement confirming
                                                        that the donation is
                                                        not to a political
                                                        party in the true
                                                        sense.Against if this
                                                        statement is not made

LOCAL POLICY - AUSTRALIA / SYDNEY


AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

Board Structure and Quality
---------------------------

Review allocation of work between Board and management (IFSA 9).


Board has majority of independent directors with appropriate skills (IFSA 2).


Chairman should be an independent director (IFSA 3) or a lead director to be appointed.


The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).


Generally constituted with a majority of independent directors


Audit committee comprises only non executive directors


Have access to employees and advisers of the company


Entitled to obtain independent professional advice at the company's expense


The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)


ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.


Aust Law requires at least 3 directors with at least 2 residing in Australia.


Change of Control Procedures
----------------------------

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13).


Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.


ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.


Partial takeover provisions may be approved by shareholders but are renewable every 3 years.


Auditors
--------

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).


Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation)


Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)

Mandatory audit committees for Top 500 companies (pending legislation).


Statement from audit committee that non-audit services are compatible with independence (pending legislation).


Compensation
------------

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


The Board should establish and disclose in the annual report a policy to encourage non-executive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).


The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).


All equity participation compensation plans must be approved by shareholders in a special resolution.


Option term maximum is 5 years


Share options must be "expensed" from middle of 2004 (pending legislation)


General Governance
------------------

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)


BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.


Vote on all material issues.


Written policy on exercising proxy votes and ensure consistently applied


Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.


LOCAL POLICY - SWITZERLAND / ZURICH


Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.


LOCAL POLICY - JAPAN / TOKYO


No Local Policies at this time

LOCAL POLICY - CANADA / TORONTO


No Local policies at this time


LOCAL POLICY - UNITED STATES / CHICAGO


OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General:
--------

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.


I. B. Proxy Voting Guidelines - Macro Rationales
------------------------------------------------

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.